Oppenheimer
Equity Fund, Inc.

Prospectus dated April 30, 2006

                                          Oppenheimer  Equity Fund,  Inc. is a
                                          mutual  fund that  seeks  high total
                                          return. It emphasizes  investment in
                                          common  stocks of  medium  and large
                                          capitalization companies.
                                          This Prospectus  contains  important
                                          information    about   the    Fund's
                                          objective,    and   its   investment
                                          policies,  strategies and risks.  It
                                          also contains important  information
                                          about how to buy and sell  shares of
                                          the   Fund   and    other    account
                                          features.     Please    read    this
                                          Prospectus   carefully   before  you
                                          invest   and  keep  it  for   future
                                          reference about your account.
As  with  all  mutual   funds,   the
Securities  and Exchange  Commission
has not approved or disapproved  the
Fund's   securities   nor   has   it
determined  that this  Prospectus is
accurate  or   complete.   It  is  a
criminal    offense   to   represent
otherwise.

CONTENTS

            ABOUT THE FUND
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            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT
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            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high total return.

WHAT  DOES THE FUND  MAINLY  INVEST  IN?  The Fund  invests  mainly  in equity securities  for the  purpose of seeking  capital  appreciation.  The Fund will invest (as a  non-fundamental  policy),  under normal  market  conditions,  at least 80% of its net assets, plus borrowings used for investment purposes,  in equity securities.  This policy will not be changed without providing at least
60 days  written  notice to  shareholders.  In addition to investing in equity securities,  the Fund may also invest in debt  securities  when the  portfolio managers  believe that doing so will be  beneficial  in  obtaining  high total return.  Under normal market  conditions the Fund invests  primarily in medium and  large-capitalization  stocks,  however,  the Fund may invest in stocks of small-cap companies to the extent the Manager deems appropriate.

HOW DO THE  PORTFOLIO  MANAGERS  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities for purchase or sale by the Fund,  the Fund's  portfolio managers use an  investment  process that  combines  both "value" and "growth"
investment styles.  They use a value strategy to find issuers whose securities are  believed to be  undervalued  in the  marketplace,  in relation to factors such as the  ratio of the  stock's  price to the  issuer's  earnings.  A lower price/earnings  ratio would suggest an undervalued  stock. A growth  investing style  encompasses  a search for  companies  whose  stock price is expected to increase  at a greater  rate than the  overall  market.  These  issuers may be entering a growth phase,  marked by increases in earnings,  sales, cash flows, or other  factors,  which  suggest  that the stock may  increase in value over time.

      The  portfolio  managers  construct  the  portfolio  using a "bottom up"
approach,  focused on the  fundamental  prospects of individual  companies and issuers,  rather than on broad economic  trends  affecting  entire markets and industries.  The portfolio  managers  focus on factors that may vary over time and in particular cases. Currently they look for:

o     Individual  stocks  that  are  attractive  based  on  fundamental  stock analysis and company characteristics;
o     Growth  stocks  having high  earnings  potential  and earnings and sales momentum;
o     Value stocks with compelling long-term business prospects.

      The  portfolio  managers  monitor  individual  issuers  for  changes  in business  fundamentals  and  valuation.  The  existence of these  changes in a particular  case may trigger a decision to sell the  security.  This  approach may change over time.

WHO IS THE FUND  DESIGNED  FOR?  The Fund is designed  for  investors  seeking total investment  return from capital  appreciation  over the long term. Those investors  should be  willing to assume the risks of  short-term  share  price fluctuations  that  are  typical  for  a  moderately  aggressive  fund  having substantial  investments  in  stocks.  Since  the  Fund's  income  level  will fluctuate,  it is not  designed  for  investors  needing an  assured  level of current  income.  Because of its focus on  long-term  growth,  the Fund may be appropriate  for  retirement  plans.  The  Fund is not a  complete  investment program.

Main Risks of Investing in the Fund

All investments  have some degree of risk. The Fund's  investments are subject to changes in their value from a number of factors,  described below. There is also the risk that poor security  selection by the Manager will cause the Fund to underperform other funds having similar objectives.

      Changes in the overall  market prices of securities  and the income they pay can occur at any  time.  The share  price of the Fund  will  change  daily based on changes in market  prices of  securities,  which may be  affected  by market conditions and other economic events.

      RISKS OF  INVESTING  IN STOCKS.  Stocks  fluctuate  in price,  and their short-term  volatility  at times  may be  great.  Because  the Fund  typically invests a substantial  portion of its assets in common stocks and other equity securities,  the value of the Fund's  portfolio will be affected by changes in the stock  markets.  Market  risk will  affect the Fund's net asset  value per share,  which will fluctuate as the values of the Fund's portfolio  securities change.

      A variety of factors can affect the price of a particular  stock and the prices of individual  stocks do not all move in the same  direction  uniformly or at the same time.  Different stock markets may behave differently from each
other.   In  particular,   because  the  Fund  currently   focuses  its  stock
investments in U.S. issuers,  it will be primarily affected by changes in U.S.
stock markets.

      Additionally,  stocks  of  issuers  in  a  particular  industry  may  be affected  by  changes in  economic  conditions,  or by  changes in  government regulations,  availability  of basic  resources or  supplies,  or other events that  affect  that  industry  more than  others.  To the extent  that the Fund increases the relative  emphasis of its investments in a particular  industry, its share values may fluctuate in response to events affecting that industry.

      Other  factors  can  affect a  particular  stock's  price,  such as poor earnings  reports by the issuer,  loss of major  customers,  major  litigation against  the  issuer,  or  changes in  government  regulations  affecting  the issuer.  The Fund  generally  invests in securities of large- and  medium-size companies but it can also buy stocks of small  companies,  which may have more volatile stock prices than stocks of larger companies.

      RISKS OF GROWTH STOCKS.  Stocks of growth companies,  particularly newer or smaller  capitalization  companies,  may offer  opportunities  for  greater capital  appreciation  but  may be  more  volatile  than  and  not as  readily marketable as stocks of larger, more established  companies.  If the company's earnings growth or stock price fails to increase as expected,  the stock price of a growth company may decline sharply.

      RISKS OF VALUE  INVESTING.  In using a value investing  style,  there is the risk that the market will not recognize that the  securities  selected are undervalued  and they  might not  appreciate  in value in the way the  Manager anticipates.

      HOW RISKY IS THE FUND OVERALL?  The risks described  above  collectively form the  overall  risk  profile  of the Fund and can  affect the value of the
Fund's  investments,  its investment  performance and the price of its shares.
Particular  investments and investment strategies also have risks. These risks mean that you can lose money by  investing  in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      In the short term,  the stock markets can be volatile,  and the price of the Fund's shares will go up and down. In the OppenheimerFunds  spectrum,  the
Fund is generally  more  aggressive  than funds that invest in both stocks and bonds or  investment  grade debt  securities,  but may be less  volatile  than small-cap and emerging markets stock funds.

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An  investment  in the Fund is not a deposit of any bank and is not insured or
guaranteed  by  the  Federal  Deposit  Insurance   Corporation  or  any  other
government agency.
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The Fund's Past Performance

The bar chart and table  below show one measure of the risks of  investing  in the Fund,  by  showing  changes  in the  Fund's  performance  (for its Class A shares)  from year to year for the last 10  calendar  years and by showing how the average annual total returns of the Fund's  shares,  both before and after taxes,  compared to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The  after-tax  returns  are  shown  for  Class A  shares  only  and are calculated  using the historical  highest  individual  federal marginal income tax rates in effect  during the periods  shown,  and do not reflect the impact of state or local taxes.  In certain cases,  the figure  representing  "Return
After Taxes on  Distributions  and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and translates into an assumed tax
deduction   that  benefits  the   shareholder.   The  after-tax   returns  are
calculated  based on  certain  assumptions  mandated  by  regulation  and your actual  after-tax  returns  may differ  from those  shown,  depending  on your individual  tax  situation.  The  after-tax  returns  set forth  below are not relevant  to  investors  who  hold  their  fund  shares  through  tax-deferred arrangements  such as 401(k) plans or IRAs or to  institutional  investors not subject  to tax.  The Fund's  past  investment  performance,  before and after taxes,  is not  necessarily  an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of  December 31 each year)
[See appendix to prospectus for data in bar chart showing the annual total return]

Sales  charges  and taxes are not  included in the  calculations  of return in this bar chart, and if those charges and taxes were included,  the returns may be less than those shown.

During the period shown in the bar chart,  the highest return (not annualized)
before  taxes for a calendar  quarter  was 18.30%  (4th Qtr 98) and the lowest return (not  annualized)  before taxes for a calendar quarter was -13.87% (3rd
Qtr 01).

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Average Annual Total Returns                       5 Years        10 Years
for    the    periods    ended                   (or life of     (or life of
December 31, 2005                  1 Year      class, if less) class, if less)

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Class  A   Shares   (inception

10/2/47)                            1.94%           0.97%           8.03%
  Return Before Taxes              -0.07%           0.13%           6.17%
  Return After Taxes on
  Distributions                     3.00%           0.61%           6.15%
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares

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S&P 500 Index (reflects no
deduction for fees, expenses

or taxes)                           4.91%           0.54%         9.07%(1)

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Class  B   Shares   (inception      2.36%           0.95%           8.15%

5/3/93)
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Class  C   Shares   (inception      6.20%           1.26%           7.74%

8/29/95)
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Class  N   Shares   (inception      6.76%           2.59%            N/A

3/1/01)
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Class  Y   Shares   (inception      8.20%           2.28%           8.80%

6/1/94)
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(1)   From 12/31/95.

The Fund's average annual total returns include applicable sales charges:  for
Class A, the current maximum  initial sales charge of 5.75%;  for Class B, the contingent  deferred  sales  charge of 5% (1-year) and 2%  (5-years);  and for
Class C and Class N, the 1%  contingent  deferred  sales charge for the 1-year period.  There is no sales charge for Class Y shares.  Because  Class B shares convert to Class A shares 72 months after  purchase,  Class B  "life-of-class"
performance  does not include any  contingent  deferred  sales charge and uses
Class A performance for the period after  conversion.  The returns measure the performance  of a  hypothetical  account  and assume  that all  dividends  and capital gains  distributions  have been reinvested in additional  shares.  The performance  of the Fund's  Class A shares is  compared  to S&P 500 Index,  an unmanaged  index  of  equity  securities  that  is a  measure  of the  general domestic stock market. The index performance  includes  reinvestment of income but does not reflect  transaction costs,  fees,  expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All  shareholders  therefore pay those expenses  indirectly.  Shareholders pay other transaction expenses directly,  such as sales charges. The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2005.

-----------------------------------------------------------------------------------
Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                           Class A      Class B   Class C    Class N    Class Y
                             Shares     Shares      Shares     Shares     Shares
-----------------------------------------------------------------------------------
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Maximum Sales Charge         5.75%       None        None       None       None
(Load) on purchases (as %
of offering price)
-----------------------------------------------------------------------------------
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Maximum Deferred Sales
Charge (Load) (as % of
the lower of the original   None(1)      5%(2)      1%(3)      1%(4)       None
offering price or
redemption proceeds)
-----------------------------------------------------------------------------------

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Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                           Class A    Class B      Class C   Class N      Class Y
                             Shares     Shares     Shares      Shares     Shares
----------------------------------------------------------------------------------
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Management Fees              0.53%      0.53%       0.53%      0.53%      0.53%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Distribution and/or          0.21%      1.00%       1.00%      0.50%      None
Service (12b-1) Fees

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Other Expenses               0.15%      0.26%       0.26%      0.26%      0.36%

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Total Annual Operating       0.89%      1.79%       1.79%      1.29%      0.75%
Expenses

----------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  expenses"  include  transfer agent fees,  custodial  fees,  and accounting and legal expenses that the Fund pays.
The  Transfer  Agent  has  voluntarily  undertaken  to the Fund to  limit  the transfer  agent fees to 0.35% of average  daily net assets per fiscal year for all classes.  That  undertaking  may be amended or withdrawn at any time.  For the Fund's fiscal year ended  December 31, 2005,  the transfer  agent fees did not exceed the expense limitation described above.

1.    A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.    Applies to  redemptions  in first year after  purchase.  The  contingent deferred  sales  charge  gradually  declines  from  5% to 1% in  years  one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

EXAMPLES.  The  following  examples  are intended to help you compare the cost of investing  in the Fund with the cost of  investing  in other mutual  funds.
The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example  assumes that you redeem all of your shares at the end of those periods.  The second example assumes that you keep your shares.  Both examples also assume that your  investment  has a 5% return each year and that the class's  operating  expenses  remain the same.  Your  actual  costs may be higher  or  lower  because  expenses  will  vary  over  time.  Based  on these assumptions your expenses would be as follows:

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If shares are redeemed:     1 Year        3 Years       5 Years     10 Years
------------------------------------------------------------------------------
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Class A Shares               $661           $844        $1,042       $1,613
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Class B Shares               $683           $868        $1,178     $1,662(1)

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Class C Shares               $283           $568         $978        $2,124

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Class N Shares               $232           $412         $712        $1,566

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Class Y Shares                $77           $241         $418         $934

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If shares are not           1 Year        3 Years       5 Years     10 Years
redeemed:
------------------------------------------------------------------------------
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Class A Shares               $661           $844        $1,042       $1,613
------------------------------------------------------------------------------
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Class B Shares               $183           $568         $978      $1,662(1)

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Class C Shares               $183           $568         $978        $2,124

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Class N Shares               $132           $412         $712        $1,566

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Class Y Shares                $77           $241         $418         $934

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 In the first example,  expenses  include the initial sales charge for Class A and the  applicable  Class B, Class C and Class N contingent  deferred  sales charges.  In the  second  example,  the Class A  expenses  include  the sales charge,  but Class B, Class C and Class N expenses do not include  contingent deferred sales charges. There is no sales charge on Class Y shares.
 1.  Class B  expenses  for years 7 through  10 are based on Class A  expenses since Class B shares automatically  convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S  PRINCIPAL  INVESTMENT  POLICIES AND RISKS.  The composition of the
Fund's  portfolio  among  different  types of investments  will vary over time based on the Manager's  evaluation of economic and market  trends.  The Fund's portfolio  might not always include all of the different  types of investments described  below.  The  Statement  of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

      The Manager  tries to reduce risks by carefully  researching  securities before they are purchased.  The Fund attempts to reduce its exposure to market risks by diversifying its  investments,  that is, by not holding a substantial percentage  of the stock of any one company and by not  investing  too great a percentage  of the Fund's assets in any one company.  Also,  the Fund does not concentrate 25% or more of its investments in any one industry.

Stocks  and  Other  Equity  Investments.   Equity  securities  include  common
      stocks,  preferred  stocks and debt securities  convertible  into common stock.  The Fund's  equity  investments  can include  interests  in real estate investment  trusts.  Those securities may be sensitive to changes in  interest  rates,  and  because  the real  estate  market can be very
      volatile  at  times,   the  prices  of  those   securities   may  change
      substantially.   Because  total  return  has  two  components,   capital
      appreciation and income,  the Manager might select stocks that offer the potential for either or both of those elements.

      While many  convertible  securities  are debt  securities,  the  Manager considers  some  of  them  to be  "equity  equivalents"  because  of the conversion  feature.  In that case their  rating has less  impact on the investment decision than in the case of other debt securities.  However, they are subject to credit risks,  discussed below in "Debt Securities,"
      and interest rate risk.  These securities might be selected for the Fund because they offer the ability to participate in stock market  movements while offering some current income.  Preferred  stocks,  while a form of equity  security,  typically  have a fixed dividend that may cause their prices to behave more like those of debt securities.

o     Growth  Stocks.  The  Manager  focuses  on  mid-  and  large-cap  growth companies  which are more  established  than smaller  companies.  Growth companies,  for  example,  may be  developing  new products or services, such as companies  in the  technology  sector,  or they may be expanding into new markets for their  products,  such as  companies  in the energy sector.  Newer  growth  companies  tend to retain a large  part of their earnings for research,  development  or  investment  in capital  assets.
      Therefore,  they do not tend to emphasize  paying  dividends and may not pay any  dividends  for some time.  If they are  selected for the Fund's portfolio,  it is because  the Manager  believes  the price of the stock will increase over time.

o     Value   Stocks.   These  are  stocks  that  appear  to  be   temporarily
      undervalued,  by various measures such as price/earnings  ratios.  Value investing  seeks  stocks with prices that are low relative to their real worth or  future  prospects.  The hope is that  the  Fund  will  realize appreciation in the value of its holdings when other  investors  realize the intrinsic  value of the stock.  However,  there is the risk that the stock will not appreciate in value as anticipated.

Portfolio Turnover.  The Fund may engage in active and frequent trading to try to achieve  its  objective.  It might have a turnover  rate in excess of
      100% annually.  Increased  portfolio  turnover  creates higher brokerage and  transaction  costs for the Fund (and may  reduce  performance).  If
      the  Fund   realizes   capital   gains  when  it  sells  its   portfolio
      investments,  it must  generally  pay those  gains out to  shareholders, increasing their taxable  distributions.  The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio  turnover rates during prior fiscal years.

CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Directors can change  non-fundamental  investment policies without shareholder approval,  although  significant  changes will be described in  amendments  to this Prospectus.  Fundamental  policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting shares. The Fund's investment
objective  is  a  fundamental   policy.   Investment   restrictions  that  are
fundamental  policies are listed in the Statement of  Additional  Information.
An  investment  policy  is  not  fundamental  unless  this  Prospectus  or the
Statement of Additional Information says that it is.

OTHER  INVESTMENT  STRATEGIES.  To seek its  objective,  the Fund can also use the investment  techniques and strategies  described below. The Fund might not always use all of them.  These  techniques  have certain risks,  although some are designed to help reduce overall investment or market risks.

Zero-Coupon  and  "Stripped"  Securities.  Some of the  U.S.  government  debt securities  the Fund buys are  zero-coupon  bonds that pay no  interest.
      They are  issued  at a  substantial  discount  from  their  face  value.
      "Stripped"  securities are the separate  income or principal  components of a debt security.  Zero-coupon and stripped  securities are subject to
      greater   fluctuations   in  price  from   interest  rate  changes  than
      securities  that pay interest on a regular  basis.  The Fund may have to pay out the imputed income on zero-coupon  securities  without receiving the actual cash  currently.  Interest-only  securities are  particularly sensitive to changes in interest rates.

Foreign  Investing.  The Fund can buy  securities of companies or  governments in any  country,  developed  or  underdeveloped.  The  Fund may at times invest significantly in foreign securities,  including those in emerging markets.

o     Special  Risks of Foreign  Investing.  While  foreign  securities  offer special investment opportunities,  there are also special risks, such as the effects of a change in value of a foreign  currency against the U.S.
      dollar,  which  will  result  in a change  in the U.S.  dollar  value of securities  denominated in that foreign  currency.  Foreign  issuers are not subject to the same  accounting  and  disclosure  requirements  that
      U.S.  companies are subject to. The value of foreign  investments may be
      affected   by   exchange   control    regulations,    expropriation   or
      nationalization  of  a  company's  assets,   foreign  taxes,  delays  in
      settlement  of  transactions,   changes  in  governmental   economic  or
      monetary  policy in the U.S. or abroad,  or other political and economic factors.

      Additionally,  if a fund invests a  significant  amount of its assets in foreign securities,  it may be exposed to "time-zone arbitrage" attempts by investors  seeking to take  advantage of the  differences in value of foreign  securities  that might  result from events that occur after the close of the foreign  securities  market on which a foreign  security is traded and the close of the New York Stock  Exchange  (the  "NYSE") that day, when the Fund's net asset value is  calculated.  If such  time-zone arbitrage  were  successful,  it might  dilute  the  interests  of other shareholders.  However, the Fund's use of "fair value pricing" to adjust
      the  closing   market  prices  of  foreign   securities   under  certain
      circumstances,  to reflect what the Manager and the Board  believe to be their fair value, may help deter those activities.

o     Special  Risks  of  Emerging  Markets.  Securities  in  emerging  market countries  may be more  difficult to sell at an acceptable  price,  they may be illiquid,  and their prices may be more volatile than  securities of companies in more  developed  markets.  Settlements  of trades may be subject to greater  delays so that the Fund may not receive the proceeds of a sale of a security on a timely  basis.  Emerging  market  countries may have less developed  trading  markets and  exchanges.  They may have less developed  legal and accounting  systems,  and investments in those markets may be subject to greater  risks of government  restrictions  on withdrawing the sales proceeds of securities from the country.

Illiquid and Restricted  Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or sell them quickly at an acceptable  price.  A restricted  security is one that has a contractual  restriction on its resale or which cannot be sold publicly  until it is registered  under the Securities Act of 1933.
      The Fund will not invest  more than 10% of its net assets in illiquid or restricted  securities  (the  Board  can  increase  that  limit to 15%).
      Certain restricted  securities that are eligible for resale to qualified institutional  purchasers may not be subject to that limit.  The Manager monitors  holdings  of  illiquid  securities  on  an  ongoing  basis  to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments.  The Fund can invest in a number of different kinds of
      "derivative"  investments to seek  increased  returns or to try to hedge investment  risks.  In general  terms,  a  derivative  instrument  is an investment  contract  whose  value  depends on (or is derived  from) the
      value  of  an  underlying  asset,   interest  rate  or  index.  Options,
      futures,  forwards,  interest  rate  swaps,  structured  notes and other hedging  instruments  the  Fund  might  use  may  be  considered  to  be derivative  investments.  Derivatives may increase the volatility of the
      Fund's share price or cause investment losses.

      If the issuer of the  derivative  does not pay the amount due,  the Fund can lose money on the  investment.  Also,  the  underlying  security  or investment on which the derivative is based, and the derivative  itself, might not perform the way the  Manager  expected it to perform.  If that happens,  the Fund's share  prices  could  decline or the Fund could get less  income  than  expected.  The  Fund has  limits  on the  amount  of
      particular   types  of   derivatives   it  can  hold.   However,   using
      derivatives  can cause the Fund to lose money on its  investment  and/or increase the volatility of its share prices.

Hedging.  The Fund can buy and sell futures  contracts,  put and call options, swaps, and forward contracts for hedging  purposes.  The Fund has limits on its use of hedging  instruments  and is not  required  to use them in seeking its investment objective.

      The Fund could buy and sell options,  futures and forward  contracts for a number of purposes.  Some of these  strategies  would hedge the Fund's portfolio against price fluctuations.  Other hedging strategies, such as buying  futures  and call  options,  would tend to  increase  the Fund's exposure to the securities  market.  The Fund may also try to manage its exposure to changing interest rates.

      There are also special risks in particular hedging  strategies.  Options trading  involves  the payment of premiums  and can  increase  portfolio turnover.  For  example,  if a  covered  call  written  by the  Fund  is exercised on an investment  that has  increased in value,  the Fund will be  required  to sell the  investment  at the call price and will not be able to realize  any profit if the  investment  has  increased  in value above the call price.

      If the  Manager  used a hedging  instrument  at the wrong time or judged market  conditions  incorrectly,  the  strategy  could reduce the Fund's return.  The Fund  could  also  experience  losses if the  prices of its futures  and  options  positions  were not  correlated  with  its  other investments  or if it could  not  close  out a  position  because  of an illiquid market.

Temporary Defensive and Interim  Investments.  In times of unstable or adverse market or economic or  political  conditions,  the Fund can invest up to
      100%  of  its  assets  in  temporary  defensive   investments  that  are
      inconsistent   with  the   Fund's   principal   investment   strategies.
      Generally,  they would be cash equivalents  (such as commercial  paper), money market  instruments,  short-term debt securities,  U.S. government
      securities,   or   repurchase   agreements   and   may   include   other
      investment-grade  debt securities.  The Fund could also hold these types of securities  pending the  investment of proceeds from the sale of Fund shares or portfolio  securities or to meet  anticipated  redemptions  of
      Fund  shares.  To the  extent  the  Fund  invests  defensively  in these securities, it might not achieve its investment objective.

Debt  Securities.  The Fund does not invest in debt  securities as part of its principal investment policies,  however such investments are part of the
      Fund's  other  investment  strategies  that  it  may  use  to  seek  its objective.  The Fund's investments in debt securities include securities issued  or  guaranteed  by  the  U.S.  government  or its  agencies  and instrumentalities,  and foreign and domestic  corporate bonds, notes and debentures.  These are selected primarily for their income possibilities and to help cushion fluctuations in the Fund's net asset value.

      A debt security is  essentially a loan by the buyer to the issuer of the debt security.  The issuer promises to pay back the principal  amount of the loan and normally  pays  interest at a fixed or variable  rate while the loan is  outstanding.  Debt securities may be subject to credit risk and interest rate risk.  The debt  securities the Fund buys may be rated by nationally-recognized  rating organizations such as Moody's Investors
      Services  or  Standard & Poor's  Ratings  Service or they may be unrated securities  assigned an  equivalent  rating by the  Manager.  The Fund's investments may be above or below investment grade in credit quality.

o    Special Risks of  Lower-Grade  Securities.  All corporate  debt  securities
     (whether  foreign or  domestic)  are subject to some degree of credit risk.
     The Fund can invest  without limit in  "lower-grade"  securities,  commonly known as "junk bonds." These are  securities  rated below "BBB" by Standard
     &  Poor's  or  "Baa" by  Moody's,  or  unrated  securities  assigned  a comparable  rating by the Manager.  However,  the Fund  currently  does not invest a  substantial  amount  of its  assets  in  lower-grade  securities, including convertible debt securities.

      While  investment-grade  securities  are  subject to credit  risk of the issuer's  inability  to make  payment  of  interest  and  principal,  in general high-yield,  lower-grade bonds,  whether rated or unrated,  have greater risks than investment-grade  securities.  There may be less of a market  for them and  therefore  they may be harder to value and sell at an  acceptable  price.  These  risks mean that the Fund may not  achieve the expected  income from  lower-grade  securities,  and that the Fund's net asset  value per share could be affected by declines in the value of these securities.

o     U.S. Government Securities.  The Fund can invest in securities issued or guaranteed  by the U.S.  Treasury or other U.S.  Government  agencies or
      federally-chartered     corporate     entities     referred     to    as
      "instrumentalities."   These  are   referred  to  as  "U.S.   Government
      securities"  in this  Prospectus.  They include  Treasury  bills (having maturities  of one year or less when  issued),  Treasury  notes  (having maturities  of from one to ten years when  issued),  and Treasury  bonds
      (having maturities of more than ten years when issued).

      Treasury  securities  are  backed by the full  faith  and  credit of the
      United  States  as to timely  payments  of  interest  and  repayment  of principal.  The Fund can buy U. S.  Treasury  securities  that have been
      "stripped"  of  their  interest  coupons  by  a  Federal  Reserve  Bank, zero-coupon  U.S.  Treasury  securities  described  below,  and Treasury
      Inflation-Protection  Securities ("TIPS").  Although not rated, Treasury obligations  have  little  credit risk but prior to their  maturity  are subject to interest rate risk.

Credit  Risk.  Debt  securities  are  subject  to  credit  risk.  Credit  risk relates to the ability of the issuer of a security to make  interest and principal  payments on the  security as they become due. A downgrade  in an  issuer's  credit  rating or other  adverse  news about an issuer can reduce the value of that  issuer's  securities.  If the issuer  fails to pay  interest,  the Fund's  income  might be reduced,  and if the issuer fails to repay  principal,  the value of that security and of the Fund's
      shares  might  be  reduced.   While  the  Fund's   investments  in  U.S.
      government  securities  are subject to little  credit  risk,  the Fund's
      other   investments   in  debt   securities,   particularly   high-yield
      lower-grade debt securities, are subject to risks of default.

      To the extent the Fund invests in securities  below  investment grade to seek high  income,  the Fund's  credit  risks are greater  than those of funds that buy only  investment-grade  bonds.  Securities that are below investment  grade  (these are  sometimes  called  "junk  bonds")  may be subject to  greater  price  fluctuations  and  greater  risks of loss of income and principal than investment-grade  debt securities.  Securities that are (or that have fallen) below  investment  grade are exposed to a greater  risk that the  issuers  might not meet their debt  obligations.
      These risks can reduce the Fund's share prices and the income it earns.

Interest Rate Risk. The values of debt  securities  including U.S.  government
      securities  are  subject  to  change  when  prevailing   interest  rates
      change.  When interest  rates fall,  the values of  already-issued  debt securities  generally  rise.  When  interest  rates rise,  the values of already-issued  debt  securities  generally fall. The magnitude of these fluctuations  will often be greater for longer-term debt securities than shorter-term  debt  securities.  The  Fund's  share  prices can go up or down when interest  rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its
      Statements of Investments on Form N-Q, which are filed with the
      Securities and Exchange Commission (the "SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the
      Fund's Statement of Additional Information.

How the Fund Is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and handles its day-to-day  business.  The  Manager  carries  out its  duties,  subject to the policies  established  by the Fund's Board of  Directors,  under an investment advisory agreement that states the Manager's  responsibilities.  The agreement sets the fees the Fund pays to the Manager and  describes  the  expenses  that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment  advisor since 1960.  The Manager and its subsidiaries and controlled  affiliates  managed more than $215 billion in assets as of March 31, 2006,  including other Oppenheimer funds with more than
6  million  shareholder  accounts.   The  Manager  is  located  at  Two  World
Financial Center, 225 Liberty Street, New York, New York 10281-1008.

Advisory Fees.  Under the  investment  advisory  agreement,  the Fund pays the
      Manager an advisory  fee at an annual rate that  declines on  additional assets as the Fund  grows:  0.75% of the first  $100  million of average annual net assets of the Fund, 0.70% of the next $100 million,  0.65% of the next  $100  million,  0.60% of the next $100  million,  0.55% of the next $100  million  and 0.50% of average  annual net assets in excess of
      $500 million.  The Fund's  management fee for its last fiscal year ended
      December 31, 2005 was 0.53% of average  annual net assets for each class of shares.

            A  discussion  regarding  the basis  for the  Board of  Directors'
      approval of the Fund's investment  advisory contract is available in the
      Fund's Annual  Report to  shareholders  for the year ended  December 31,
      2005.

Portfolio  Managers.  The Fund's portfolio is managed by Christopher Leavy and
      David  Poiesz  who  are  primarily   responsible   for  the   day-to-day
      management  of the Fund's  investments.  Mr.  Leavy has been a portfolio manager  of the Fund  since  October  2000.  He has  been a Senior  Vice
      President  of the  Manager  since  September  2000  and  is a  portfolio
      manager  and  officer  of  other  portfolios  in  the   OppenheimerFunds
      complex.  Mr.  Leavy was a  portfolio  manager  at Morgan  Stanley  Dean
      Witter Investment Management from 1997 through September 2000.

      Mr. Poiesz has been a portfolio  manager of the Fund since June 2004. He has been a Senior Vice President and Director of Growth  Equities of the
      Manager since June 2004 and is a portfolio  manager and officer of other portfolios  in the  OppenheimerFunds  complex.  Mr.  Poiesz was a senior portfolio  manager at Merrill  Lynch from October 2002 through May 2004.
      He was a  founding  partner  of  RiverRock  Capital  LLC,  a hedge  fund product,  from April 1999 through July 2001,  and  portfolio  manager at
      Jennison Associates from November 1992 through March 1999.

      The Statement of Additional  Information provides additional information about the Portfolio Managers'  compensation,  other accounts they manage and their ownership of Fund shares.

Pending Litigation.  A complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S.
      District Court for the Southern District of New York on January 10,
      2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
      Company Act of 1940 and at common law.  The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. In response to motions to dismiss the suit that had been filed by the defendants, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006.  The time in which plaintiffs may file an appeal to those decisions has not yet lapsed.

      OppenheimerFunds, Inc. believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the
      Funds, the Directors/Trustees or the Officers if the plaintiffs should appeal the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.  However, OppenheimerFunds believes that the allegations contained in the complaints are without merit and that if the decisions of the district court are appealed, there are substantial grounds to sustain the district court's ruling.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.

Buying Shares Through the Distributor. Complete an OppenheimerFunds new
      account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you do not list a dealer on the application, Class A shares are your only purchase option. The Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. Class B, Class C or Class
      N shares may not be purchased by a new investor directly from the
      Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder application and the Statement of Additional
      Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this Prospectus as a "regular business day").
      The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean
      "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.
      If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of
      Directors believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee.  Fair value determinations by the
      Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
      Fund.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets
      (for example, a foreign securities market closes early because of a natural disaster).  The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values.  In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the
      Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
      "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order, in good order, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the NYSE (normally 4:00 p.m.) and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day (normally
      5:00 p.m.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
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Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
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Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
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Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of more than $100,000 of Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------
Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

CAN YOU REDUCE CLASS A SALES CHARGES?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time.
o     Right of Accumulation.  To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making
         (as shown in the table above), you can add the value of any Class A,
         Class B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
         which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.
         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your
         intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

            To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which
         Class A sales charge rate you qualify for on your current purchase.

o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A
         Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and
         Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter of Intent. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
         Reserves on which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.  You may also be able to apply the Right of Accumulation to these purchases.

            If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased.  A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of Intent" in the Fund's Statement of Additional Information for more complete information.

Other Special Sales Charge Arrangements and Waivers.  The Fund and the
Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The
Fund reserves the right to amend or discontinue these programs at any time without prior notice.

o     Dividend Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the date payable. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.

o     Exchanges of Shares.  Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this Prospectus and in the Statement of Additional Information for
         more details, including a discussion of circumstances in which sales charges may apply on exchanges.

o     Reinvestment Privilege.  Within six months of a redemption of certain
         Class A and Class B shares, the proceeds may be reinvested in Class
         A shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
         This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed.
         The investor must ask the Transfer Agent or his or her financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Fund and the Distributor
         offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors
         (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in
         Appendix C to the Statement of Additional Information, which may be ordered by calling 1.800.225.5677 or through the OppenheimerFunds website, at www.oppenheimerfunds.com (follow the hyperlinks: "Access
         Accounts and Services" - "Forms & Literature" - "Order Literature" -
         "Statements of Additional Information"). A description of these waivers and special sales charge arrangements is also available for viewing on the OppenheimerFunds website (follow the hyperlinks:
         "Research Funds" - "Fund Documents" - "View a description . . .").
         To receive a waiver or special sales charge rate under these programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase, or notify the Transfer Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.
o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $5 million or more in plan assets. In that case the Distributor may pay from its own resources, at the time of sale, concessions in an amount equal to 0.25% of the purchase price of Class A shares purchased within the first six months of account establishment by those retirement plans to dealers of record, subject to certain exceptions described in "Retirement Plans" in the Statement of
         Additional Information.

         There is also no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is charged upon the redemption of such shares.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or on purchases of Class A shares by certain retirement plans that satisfied certain requirements prior to
      March 1, 2001 ("grandfathered retirement accounts").  However, those
      Class A shares may be subject to a Class A contingent deferred sales charge, as described below.  Retirement plans holding shares of
      Oppenheimer funds in an omnibus account(s) for the benefit of plan participants in the name of a fiduciary or financial intermediary
      (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts.  For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
      In the table, a "year" is a 12-month period.  In applying the contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See
"Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares
(other than the time those orders must be received by the Distributor or
Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to
Class Y shares. Instructions for buying, selling, exchanging or transferring
Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%
      service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers periodically.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and
      0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      The Distributor normally retains the asset-based sales charge on Class
      C shares during the first year after the purchase of Class C shares.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

      For certain group retirement plans held in omnibus accounts, the
      Distributor will pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase. New group omnibus plans may not purchase Class B shares.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper
      Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.  The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the Class C accounts holding those shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and
Expenses of the Fund" in this Prospectus because they are not paid by the
Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund
"supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about
Oppenheimer funds, including travel and lodging expenditures. However, the
Manager does not consider a financial intermediary's sale of shares of the
Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption check is not payable to all shareholders listed on the account statement.
   o  The redemption check is not sent to the address of record on your account statement,
   o  Shares are being transferred to a Fund account with a different owner or name.
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.

   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

   o  Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time.

A contingent deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for shares of another Oppenheimer fund. However, if you exchange your shares during the applicable CDSC holding period, the holding period will carry over to the fund shares that you acquire. Similarly, if you acquire shares of the Fund in exchange for shares of another Oppenheimer fund that are subject to a CDSC holding period, that holding period will carry over to the acquired shares of the Fund. In either of these situations, a
CDSC may be imposed if the acquired shares are redeemed before the end of the
CDSC holding period that applied to the exchanged shares.

There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of
Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
      Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Fund's Board of Directors have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer
         Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares.
         Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received.
         However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.

o     Limits on Disruptive Activity. The Transfer Agent may, in its
         discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus.
         The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the
      Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this
         Prospectus. Further details are provided under "How to Sell Shares."

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or
      the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent
      may send a written warning to direct shareholders that the Transfer
      Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o     Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or
      "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c)
accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the
Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

o     30-Day Limit.  A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible
         Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A
         "direct shareholder" is one whose account is registered on the
         Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days.
         However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer
         Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
         exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of
      Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the SEC, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and pay them annually.
Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have previously established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED DECEMBER 31,                2005             2004             2003               2002             2001
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    10.84       $    10.77       $     8.53         $    10.40       $    11.78
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                             .04 1            .07 1            .02                .03              .08
Net realized and unrealized gain (loss)           .86             1.07             2.22              (1.88)           (1.31)
                                           -----------------------------------------------------------------------------------
Total from investment operations                  .90             1.14             2.24              (1.85)           (1.23)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment                    (.04)            (.07)              --               (.02)            (.11)
income
Distributions from net realized gain            (1.19)           (1.00)              --                 --             (.04)
                                           -----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.23)           (1.07)              --               (.02)            (.15)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period             $    10.51       $    10.84       $    10.77         $     8.53       $    10.40
                                           ===================================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               8.16%           10.73% 3         26.26%            (17.80)%         (10.43)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $2,297,161       $2,270,477       $2,283,036         $1,933,397       $2,665,614
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $2,238,135       $2,248,969       $2,035,816         $2,255,746       $2,847,999
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                            0.38%            0.61%            0.19%              0.29%            0.66%
Total expenses                                   0.89% 5          0.89% 5          0.90% 5,6          0.96% 5          0.90% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            75%              91%             108%                95%             116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the
Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS B  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.39       $   10.30       $   11.65
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.04) 1         (.08)           (.05)           (.01)
Net realized and unrealized gain (loss)                     .82            1.04            2.20           (1.86)          (1.29)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.12           (1.91)          (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.01)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.39       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.27%         (18.54)%        (11.15)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 206,957       $ 263,376       $ 327,809       $ 334,345       $ 570,715
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 224,966       $ 283,662       $ 315,065       $ 430,844       $ 658,336
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.35)%         (0.73)%         (0.55)%         (0.13)%
Total expenses                                             1.79% 5         1.81% 5,6       1.83% 5,6       1.80% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.11% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 9.59%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS C  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.40       $   10.30       $   11.67
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.03) 1         (.07)           (.06)           (.01)
Net realized and unrealized gain (loss)                     .82            1.03            2.18           (1.84)          (1.30)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.11           (1.90)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.02)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.40       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.12%         (18.45)%        (11.24)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  76,679       $  77,438       $  75,620       $  62,561       $  90,440
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  75,144       $  74,618       $  66,739       $  74,785       $  98,104
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.31)%         (0.74)%         (0.56)%         (0.13)%
Total expenses                                             1.79% 5         1.80% 5         1.84% 5,6       1.81% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the
Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS N     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002         2001 1
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.73      $    10.68     $     8.48       $    10.36     $    11.38
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                -- 2,3         .02 2           -- 3            .07            .02
Net realized and unrealized gain (loss)                    .85            1.05           2.20            (1.95)          (.88)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .85            1.07           2.20            (1.88)          (.86)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.01)           (.02)            --               --           (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.20)          (1.02)            --               --           (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.38      $    10.73     $    10.68       $     8.48     $    10.36
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                        7.72%          10.19% 5       25.94%          (18.15)%        (7.54)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   18,814      $   15,347     $   13,145       $    4,278     $    1,368
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   16,262      $   14,488     $    9,062       $    3,519     $      593
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 6
Net investment income (loss)                             (0.02)%          0.16%         (0.20)%          (0.10)%         0.20%
Total expenses                                            1.29% 7         1.35% 7        1.33% 7,8        1.30% 7        1.23% 7
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 10.09%.

6. Annualized for periods of less than one full year.

7. Reduction to custodian expenses less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

S

CLASS Y     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002           2001
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.85      $    10.78     $     8.52       $    10.40     $    11.78
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .06 1           .08 1          .03              .03            .09
Net realized and unrealized gain (loss)                    .85            1.07           2.23            (1.88)         (1.31)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .91            1.15           2.26            (1.85)         (1.22)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.06)           (.08)            --             (.03)          (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.25)          (1.08)            --             (.03)          (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.51      $    10.85     $    10.78       $     8.52     $    10.40
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        8.20%          10.87% 3       26.53%          (17.79)%       (10.29)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   58,922      $   57,103     $   56,098       $   43,016     $   49,223
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   54,643      $   54,905     $   48,017       $   45,669     $   50,147
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     0.51%           0.74%          0.27%            0.36%          0.80%
Total expenses                                            0.75%           0.76%          0.84%            0.97%          0.80%
Expenses after payments and waivers and
reduction to custodian expenses                           0.75%           0.76%          0.84%            0.88%          0.76%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 10.77%.

4. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Equity Fund, Inc.
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No.: 811-490

PR0420.001.0406
Printed on recycled paper

                          Appendix to Prospectus of
                        Oppenheimer Equity Fund, Inc.

      Graphic material included in the Prospectus of Oppenheimer Equity Fund,
Inc. (the "Fund") under the heading: "Annual Total Returns (Class A)(as of
12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for the past 10 calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

---------------------------------------------------------------------------------
               Year Ended:                         Annual Total Return
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/96                                  19.73%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/97                                  27.39%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/98                                  21.16%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/99                                  18.34%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/00                                  -5.62%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/01                                 -10.43%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/02                                 -17.80%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/03                                  26.26%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                12/31/04                                  10.73%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                12/31/05                                  8.16%

---------------------------------------------------------------------------------

Oppenheimer Equity Fund, Inc.

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated April 30, 2006

         This Statement of Additional  Information is not a Prospectus.  This document contains  additional  information about the Fund and  supplements  information  in the  Prospectus  dated April 30, 2006. It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver,  Colorado 80217, or by calling the  Transfer  Agent at the  toll-free  number  shown  above,  or by  downloading  it from the  OppenheimerFunds  Internet  website  at
www.oppenheimerfunds.com.

Contents
                                                                                                              Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.
This Statement of Additional  Information  ("SAI") contains  supplemental  information  about those policies and risks and the types of securities  that the  Fund's  investment  manager,  OppenheimerFunds,  Inc.,  (the  "Manager")  can  select  for the  Fund.  Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies  that the Fund's Manager may use in selecting  portfolio  securities  will vary over time. The Fund is not required to use all of the investment  techniques and strategies  described  below at all times in seeking its goal. It may use some of the special  investment  techniques and strategies at some times or not at all.  The Fund does not invest in debt  securities  as part of its  principal  investment  policies,  however such investments are part of the Fund's other investment strategies that it may use to seek its objective.

         In selecting  securities  for the Fund's  portfolio,  the Manager  evaluates  the merits of securities  primarily  through the exercise of its own investment  analysis.  That analysis  includes a number of factors,  some of which are discussed in the Prospectus.
Additionally, the Manager may evaluate
         |_|  the strength of an issuer's management and the history of its operations,
         |_|  the soundness of its financial and accounting policies and its financial condition,
         |_|  the issuer's pending product developments and developments by competitors,
         |_|  the effect of general market  conditions on the issuer's  business and the prospects for the industry of which the issuer is a part, and
         |_|  legislative proposals that might affect the issuer.

         |X|  Investments  in Equity  Securities.  The Fund does not limit its  investments  in equity  securities to issuers  having a market  capitalization  of a specified size or range, and therefore may invest in securities of small-,  mid- and  large-capitalization issuers.  At times,  the Fund may focus its equity  investments  in securities  of one or more  capitalization  ranges,  based upon the
Manager's  judgment  of where the best  market  opportunities  are to seek the  Fund's  objective.  At times,  the  market may favor or disfavor  securities of issuers of a particular  capitalization  range.  Securities of small  capitalization  issuers may be subject to greater price  volatility in general than  securities of larger  companies.  Therefore,  if the Fund is focusing on, or has substantial investments in, smaller  capitalization  companies at times of market  volatility,  the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

         |_| Growth  Companies.  Growth  companies are those  companies  that the Manager  believes are entering into a growth cycle in their  business,  with the  expectation  that their stock will increase in value.  They may be  established  companies as well as newer companies in the development stage.

         Growth companies may have a variety of  characteristics  that in the Manager's view define them as "growth" issuers.  They may be generating or applying new technologies,  new or improved distribution  techniques or new services.  They may own or develop natural resources.  They may be companies  that can benefit from changing  consumer  demands or  lifestyles,  or companies  that have projected earnings in excess of the average for their  sector or  industry.  In each case,  they have  prospects  that the Manager  believes  are favorable for the long term.  The portfolio  managers of the Fund look for growth  companies  with strong,  capable  management,  sound financial and accounting policies, successful product development and marketing and other factors.

         |_| Value  Investing.  In using a value  approach,  the  portfolio  managers look for stock and other equity  securities  that appear to be temporarily  undervalued,  by various measures,  such as price/earnings ratios. This approach is subject to change and may not  necessarily  be used in all cases.  Value  investing  seeks stocks  having  prices that are low in relation to their real worth or future  prospects,  in the hope that the Fund will realize  appreciation in the value of its holdings when other investors  realize the intrinsic value of the stock.

         |_| Convertible  Securities.  Convertible  securities are debt securities that are convertible  into an issuer's common stock.
Convertible  securities  rank senior to common stock in a corporation's  capital  structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible  security is a function of its  "investment  value" and its  "conversion  value." If the investment value exceeds the conversion  value, the security will behave more like a debt security,  and the security's price will likely increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the  investment  value,  the security will behave more like an equity  security.  In that case,  it will likely sell at a premium over its  conversion  value,  and its price will tend to fluctuate directly with the price of the underlying security.

         While some  convertible  securities  are a form of debt  security,  in certain cases the Manager  regards them more as "equity equivalents"  or "equity  substitutes"  because of their  conversion  feature  (allowing  conversion  into common stock or other equity securities).  In those cases,  the rating  assigned to the security has less impact on the  Manager's  investment  decision than in the case of  non-convertible  debt  securities.  Convertible  debt securities are subject to credit risks and interest rate risks described below in "Investments in Debt Securities."

         To determine whether  convertible  securities  should be regarded as "equity  equivalents," the Manager examines the following factors:

o        whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed number of shares of common stock of the issuer,
o        whether the issuer of the  convertible  securities  has restated  its  earnings  per share of common stock on a fully  diluted basis (considering the effect of conversion of the convertible securities), and
o        the extent to which the convertible security may be a defensive "equity  substitute,"  providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |_| Rights and  Warrants.  Warrants  basically  are options to purchase  equity  securities  at  specific  prices  valid for a specific  period of time.  Their  prices do not  necessarily  move  parallel  to the prices of the  underlying  securities.  Rights are similar to warrants,  but normally have a short duration and are  distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |_|  Preferred  Stock.  Preferred  stock,  unlike  common stock,  has a stated  dividend  rate payable from the  corporation's earnings.  Preferred  stock  dividends may be cumulative  or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend provisions  require all or a portion of prior unpaid  dividends to be paid before  dividends can be paid to the issuer's  common stock.
"Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of preferred stocks to decline.  Preferred  stock may have  mandatory  sinking fund  provisions,  as well as provisions  allowing the stock to be called or redeemed prior to its maturity,  which can have a negative  impact on the stock's price when interest rates  decline.  Preferred  stock generally  has a  preference  over common  stock on the  distribution  of a  corporation's  assets in the event of  liquidation  of the corporation.  The rights of preferred  stock on  distribution  of a  corporation's  assets in the event of a liquidation  are generally subordinate to the rights associated with a corporation's debt securities.

         |X|  Investments in Debt  Securities.  The Fund can invest in bonds,  debentures  and other debt  securities to seek income as part of its investment  objective.  However,  the Fund focuses on equity  securities,  such as stocks,  and it is not anticipated  that significant amounts of the Fund's assets will be invested in debt securities.

         |_| Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities  resulting from the inverse relationship  between  price and yield.  For  example,  an increase in general  interest  rates will tend to reduce the market value of already-issued  debt  securities,  and a decline in general  interest  rates will tend to  increase  their  value.  In  addition,  debt securities with longer  maturities,  which tend to have higher yields,  are subject to potentially  greater  fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations  in the market value of debt  securities  after the Fund buys them will not affect the interest income payable on those securities  (unless the coupon rate is a floating rate pegged to an index or other measure) . However,  those price  fluctuations will be  reflected  in the  valuations  of the  securities,  and  therefore  the  Fund's net asset  values  will be  affected  by those fluctuations.

         |_|  Credit  Risk.  Credit  risk  relates to the  ability  of the issuer of a debt  security  to meet  interest  or  principal payments,  or both,  as they  become  due.  In  general,  lower-grade,  high-yield  bonds  are  subject  to  greater  credit  risk than lower-yielding,  higher-quality  bonds.  The Fund's  debt  investments  can include  investment-grade  and  non-investment-grade  bonds
(commonly referred to as "junk bonds").  In making  investments in debt securities,  the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's  credit-worthiness.  Investment-grade  bonds are bonds rated at least "Baa" by Moody's  Investors  Service,  Inc., or at least "BBB" by Standard & Poor's Ratings  Service or Fitch,  Inc., or
that have comparable ratings by another  nationally-recognized  rating organization.  If the securities that the Fund buys are unrated, to be considered part of the Fund's  holdings of  investment-grade  securities,  they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

         |_| Special Risks of Lower-Grade  Securities.  While it is not anticipated that the Fund will invest a substantial  portion of its assets in debt securities,  the Fund can do so to seek current income.  Because lower-rated  securities tend to offer higher yields than investment-grade  securities,  the Fund may invest in lower-grade  securities to try to achieve higher income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio).

         The Fund can invest without limit in "lower-grade"  debt securities.  However,  the Fund does not currently intend to invest a substantial  amount of its assets in lower-grade  debt  securities.  "Lower-grade"  debt  securities are those rated below  "investment grade." The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them.

         Some of the special credit risks of lower-grade  securities are discussed in the Prospectus.  There is a greater risk that the issuer may default on its  obligation  to pay  interest or to repay  principal  than in the case of  investment-grade  securities.  The issuer's low  creditworthiness  may increase the  potential  for its  insolvency.  An overall  decline in values in the high yield bond market is also more  likely  during a period of a general  economic  downturn.  An economic  downturn or an increase in interest  rates could severely disrupt the market for high yield bonds,  adversely  affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign high yield bonds,  these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         However,  the Fund's  current  limitations  on buying these  investments  may reduce the effect of those risks to the Fund, as will the Fund's policy of  diversifying  its  investments.  Additionally,  to the extent they can be converted into stock,  convertible securities may be less subject to some of these risks than  non-convertible  high yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

         While  securities  rated  "Baa" by  Moody's or "BBB" by  Standard & Poor's or Fitch,  Inc.  are  investment  grade and are not regarded as junk bonds,  those  securities may be subject to special risks and have some  speculative  characteristics.  Definitions of the debt security  ratings  categories  of Moody's,  Standard & Poors and Fitch,  Inc. are included in Appendix A to this  Statement of
Additional Information.

         |_| U.S.  Government  Securities.  The Fund can buy securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.  Securities  issued by the U.S.  Treasury  are backed by the full faith and  credit of the U.S.  Government  and are subject  to very  little  credit  risk.  Obligations  of U.S.  Government  agencies  or  instrumentalities  (including  mortgage-backed securities)  may or may not be  guaranteed  or  supported by the "full faith and credit" of the United  States.  Some are backed by the right of the issuer to borrow from the U.S.  Treasury;  others,  by  discretionary  authority  of the U.S.  government  to purchase the agencies'  obligations;  while others are supported only by the credit of the instrumentality.  If a security is not backed by the full faith and credit of the United  States,  the owner of the security  must look  principally  to the agency  issuing the  obligation  for repayment and might not be able to assert a claim against the United  States in the event that the agency or  instrumentality  does not meet its commitment.

         |_|  U.S. Treasury  Obligations.  These include Treasury bills (having  maturities of one year or less when issued),  Treasury notes  (having  maturities  of from one to ten  years),  and  Treasury  bonds  (having  maturities  of more than ten  years).  Treasury securities  are  backed by the full  faith and  credit of the  United  States as to timely  payments  of  interest  and  repayments  of principal.  Other U.S.  Treasury  securities the Fund can buy include U. S. Treasury  securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

         |_|  Treasury  Inflation-Protection  Securities.  The Fund can buy these U.S.  Treasury  securities,  called  "TIPS," that are designed to provide an investment  vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed. The principal value rises or falls  semi-annually  based on changes in the published  Consumer Price Index.  If inflation  occurs,  the principal and interest  payments on TIPS are adjusted to protect investors from  inflationary  loss. If deflation occurs,  the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

         |_|  Obligations Issued or Guaranteed by U.S. Government Agencies or  Instrumentalities.  These include direct obligations and mortgage  related  securities that have different  levels of credit support from the  government.  Some are supported by the full faith and credit of the U.S.  government,  such as Government  National  Mortgage  Association  pass-through  mortgage  certificates  (called
"Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S.  Treasury under certain  circumstances,  such as
Federal National Mortgage  Association  bonds ("Fannie Maes").  Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

         |_| Real Estate  Investment  Trust  (REITs).  The Fund may invest in real  estate  investment  trusts,  as well as real estate development  companies and operating  companies.  It may also buy shares of companies  engaged in other real estate  businesses.  REITs are trusts that sell shares to  investors  and use the proceeds to invest in real  estate.  A REIT may focus on a  particular  project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

|X|      Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio  securities  during its last fiscal year.  For example,  if a fund sold all of its  securities  during the year,  its  portfolio  turnover rate would have been
100%. The Fund's portfolio  turnover rate will fluctuate from year to year, and the Fund may have a portfolio  turnover rate of 100% or more.

         Increased  portfolio  turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance.  Additionally,  the realization of capital gains from selling portfolio  securities may result in distributions of taxable capital gains to  shareholders,  since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund may from time to time use the types of investment strategies and investments  described  below.  It is not required to use all of these  strategies at all times and at times may not use them.

         |X|  Foreign  Securities.  The Fund may purchase  equity and debt  securities  issued or  guaranteed  by foreign  companies or foreign  governments or their agencies.  "Foreign  securities" include equity and debt securities of companies organized under the laws of  countries  other than the United  States and debt  securities  of  foreign  governments.  They may be traded on foreign  securities exchanges  or  in  the  foreign  over-the-counter  markets.  The  debt  obligations  of a  foreign  government  and  its  agencies  and instrumentalities may or may not be supported by the full faith and credit of the foreign government.

         Securities of foreign issuers that are  represented by American  Depository  Receipts or that are listed on a U.S.  securities exchange  or traded in the U.S.  over-the-counter  markets  are not  considered  "foreign  securities"  for the  purpose  of the Fund's investment  allocations.  That is because they are not subject to many of the special  considerations and risks,  discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign  securities  offers  potential  benefits not available  from  investing  solely in securities of domestic issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer growth or income  potential,  or in foreign countries with economic  policies or business cycles different from those of the U.S., or to reduce  fluctuations in portfolio value by taking  advantage of foreign  securities  markets  that do not move in a manner  parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         |_| Risks of Foreign  Investing.  Investments  in foreign  securities may offer special  opportunities  for investing but also present special  additional risks and considerations not typically  associated with investments in domestic  securities.  Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation in value of foreign  investments  due to changes in currency rates or currency  devaluation,  or currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities  in some  countries of  expropriation,  confiscatory  taxation,  political,  financial or social  instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S.  government  policies have discouraged  certain  investments abroad by U.S.  investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets  abroad may also offer special  opportunities  for investing but have greater risks than more developed  foreign  markets,  such as those in Europe,  Canada,  Australia,  New Zealand and
Japan.  There may be even less  liquidity in their  securities  markets,  and  settlements  of purchases and sales of securities may be subject to additional  delays.  They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions imposed by local governments.  Those countries may also be subject to the risk of greater political and economic instability,  which can greatly  affect the  volatility  of prices of securities in those  countries.  The Manager will consider  these factors when evaluating securities in these markets.

|X|      Passive  Foreign  Investment  Companies.  Some  securities  of  corporations  domiciled  outside  the U.S.  which the Fund may purchase,  may be considered passive foreign investment  companies ("PFICs") under U.S. tax laws. PFICs are those foreign  corporations which  generate  primarily  passive  income.  They tend to be growth  companies or "start-up"  companies.  For federal tax purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50%
or more of its average  percent of assets (as defined by IRCss.1297(e))  held  during the taxable  year are assets that  produce or are held to produce  passive  income.  Passive income is further defined as any income to be considered  foreign  personal  holding company income within the subpart F provisions defined by IRCss.954.

         Investing in PFICs involves the risks  associated with investing in foreign  securities,  as described  above.  There are also the risks that the Fund may not realize that a foreign  corporation it invests in is a PFIC for federal tax purposes.  Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs.  Following industry standards,  the Fund makes every effort to ensure  compliance with federal tax reporting of these  investments.  PFICs are considered  foreign  securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

         Subject to the limits under the Investment  Company Act of 1940 (the  "Investment  Company Act"),  the Fund may also invest in foreign  mutual  funds which are also deemed  PFICs  (since  nearly all of the income of a mutual fund is  generally  passive  income).
Investing in these types of PFICs may allow  exposure to various  countries  because some foreign  countries  limit,  or prohibit,  all direct foreign investment in the securities of companies domiciled therein.

         In addition to bearing their proportionate share of a fund's expenses (management fees and operating  expenses),  shareholders will also  indirectly  bear  similar  expenses of such  entities.  Additional  risks of  investing in other  investment  companies  are described below under "Investment in Other Investment Companies."

|X|      Zero-Coupon  Securities.  The Fund may buy zero-coupon and  delayed-interest  securities and "stripped"  securities.  Stripped securities  are debt  securities  whose  interest  coupons are separated  from the security and sold  separately.  The Fund can buy the following  types of  zero-coupon or stripped  securities,  among other:  U.S.  Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon  securities do not make  periodic  interest  payments and are sold at a deep  discount from their face value.  The buyer  recognizes  a rate of return  determined  by the  gradual  appreciation  of the  security,  which is redeemed at face value on a specified  maturity date.  This discount  depends on the time remaining  until  maturity,  as well as prevailing  interest  rates,  the liquidity  of the  security  and the credit  quality of the  issuer.  In the absence of threats to the  issuer's  credit  quality,  the discount  typically  decreases  as the  maturity  date  approaches.  Some  zero-coupon  securities  are  convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually  at the rate fixed at the time of their issuance, their prices are generally  more volatile than the prices of other debt  securities.  Their value may fall more  dramatically  than the value of  interest-bearing  securities when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the  Fund to  recognize  income  and make  distributions  to shareholders  before it receives any cash  payments on the  zero-coupon  investment.  To generate  cash to satisfy  those  distribution requirements,  the Fund may have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  When-Issued  and  Delayed-Delivery  Transactions.  The Fund can invest in  securities  on a  "when-issued"  basis and may purchase or sell securities on a  "delayed-delivery"  basis.  When-issued and delayed-delivery are terms that refer to securities whose terms and indenture  have been created,  but the  securities  are not available for immediate  delivery even though the market for them exists.

         When such  transactions  are  negotiated,  the price  (which is  generally  expressed in yield terms) is fixed at the time the commitment  is made.  Delivery  and payment for the  securities  take place at a later date.  The  securities  are subject to change in value from market  fluctuations  during the period until  settlement.  The value at delivery may be less than the purchase  price.  For example,  changes in interest rates in a direction  other than that expected by the Manager before  settlement will affect the value of such securities and may cause a loss to the Fund.  During the period between  purchase and  settlement,  no payment is made by the Fund to the issuer, and no interest accrues to the Fund from the investment until it receives the security at settlement.

         The Fund may engage in when-issued  transactions to secure what the Manager  considers to be an  advantageous  price and yield at the time the Fund enters into the obligation.  When the Fund enters into a when-issued or  delayed-delivery  transaction,  it relies on the other  party to  complete  the  transaction.  Its  failure  to do so may cause the Fund to lose the  opportunity  to obtain  the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies or for delivery  pursuant to options  contracts it has entered into, and not for the  purpose  of  investment  leverage.  Although  the Fund  will  enter  into  delayed-delivery  or  when-issued  purchase transactions to acquire  securities,  it may dispose of a commitment  prior to settlement.  If the Fund chooses to dispose of the right to  acquire a  when-issued  security  prior to its  acquisition  or to dispose of its right to  delivery  or receive  against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the  commitment  to purchase or sell a security on a  when-issued  or  delayed-delivery  basis,  it records the  transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value.  In a sale transaction,  it records the proceeds to be received.  The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When issued and  delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against anticipated changes in interest  rates and prices.  For  instance,  in periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling interest rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar  securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X|  Participation Interests. The Fund may invest in participation interests,  subject to the Fund's limitation on investments in illiquid  investments.  A participation  interest is an undivided  interest in a loan made by the issuing  financial  institution in the  proportion  that the  buyer's  participation  interest  bears to the total  principal  amount of the loan.  No more than 5% of the
Fund's net assets can be invested in  participation  interests of the same  borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation,  which is obligated to make payments of principal  and interest on the loan.  There is a risk that a borrower may have  difficulty  making  payments.  If a borrower  fails to pay scheduled  interest or principal  payments,  the Fund could  experience a reduction in its income.  The value of that participation  interest might also decline,  which could affect the net asset value of the Fund's shares. If the issuing financial institution  fails to perform its obligations  under the  participation  agreement,  the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         |X|  Repurchase  Agreements.  The Fund can acquire securities subject to repurchase  agreements.  It might do so for liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio securities transactions.

         In a  repurchase  transaction,  the Fund buys a  security  from,  and  simultaneously  resells it to, an  approved  vendor for delivery on an  agreed-upon  future  date.  The resale  price  exceeds the  purchase  price by an amount that  reflects an  agreed-upon interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors include U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

         The majority of these  transactions  run from day to day, and delivery  pursuant to the resale  typically occurs within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond  seven days are subject to the Fund's  limits on holding illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to  repurchase  agreements  having a maturity  beyond seven days.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.

         Repurchase  agreements,  considered "loans" under the Investment  Company Act, are collateralized by the underlying  security.
The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral must equal or exceed the repurchase price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the delivery date,  the Fund may incur costs in disposing of the  collateral and may experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive  Order issued by the  Securities  and Exchange  Commission  (the "SEC"),  the Fund,  along with other affiliated  entities managed by the Manager,  may transfer uninvested cash balances into one or more joint repurchase  accounts.  These balances are invested in one or more  repurchase  agreements,  secured by U.S.  government  securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the  agreements  mature.  Each joint  repurchase  arrangement requires that the market value of the collateral be sufficient to cover payments of interest and  principal;  however,  in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X|  Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's Board of Directors,  the
Manager determines the liquidity of certain of the Fund's illiquid or restricted  investments.  To enable the Fund to sell its holdings of a  restricted  security  not  registered  under  the  Securities  Act of 1933,  the Fund may have to cause  those  securities  to be registered.  The expenses of  registering  restricted  securities  may be  negotiated  by the Fund with the issuer at the time the Fund buys the securities.  When the Fund must arrange  registration  because the Fund wishes to sell the security, a considerable period may elapse  between the time the decision is made to sell the security and the time the security is  registered so that the Fund could sell
it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can acquire  restricted  securities  through private  placements.  Those securities have contractual  restrictions on their public  resale.  Those  restrictions  may make it more  difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has  limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.  Those  percentage restrictions do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under
Rule 144A of the  Securities Act of 1933, if those  securities  have been  determined to be liquid by the Manager under  Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability  of reliable  pricing information, among other factors.

         If there is a lack of trading  interest in a  particular  Rule 144A  security,  the Fund's  holdings of that  security  may be considered to be illiquid.

         Illiquid  securities include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

         |X|  Loans of  Portfolio  Securities.  The Fund can lend its  portfolio  securities  to certain  types of  eligible  borrowers approved by the Board of Directors.  It might do so to try to provide income or to raise cash for liquidity  purposes.  These loans are limited to not more than 10% of the value of the Fund's net assets.  There are some risks in connection  with securities  lending.  The
Fund might  experience a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned  securities.
The Fund presently does not intend to lend its securities,  but if it does so, it is not  anticipated  that loans will exceed 5% of the
Fund's total assets.
         The Fund must receive collateral for a loan. Under current applicable  regulatory  requirements (which are subject to change), on each business day the loan  collateral must be at least equal to the value of the loaned  securities.  It must consist of cash, bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash  equivalents  in which the
Fund is permitted to invest.  To be acceptable  as  collateral,  letters of credit must obligate a bank to pay amounts  demanded by the
Fund if the demand  meets the terms of the  letter.  The terms of the letter of credit and the issuing  bank both must be  satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest on loaned  securities.  It also receives one or more of (a)  negotiated  loan fees, (b) interest on securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may also pay reasonable  finder's,  custodian  and  administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities on five days' notice or in time to vote on any important matter.

         When the Fund lends assets to another  affiliated  fund, the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

         |X|  Derivatives.  The Fund can invest in a variety of derivative  investments  for income,  for capital  appreciation  or for hedging  purposes.  Some  derivative  investments  the Fund can use are the hedging  instruments  described  below in this Statement of
Additional Information.

         The Fund can invest in  "index-linked"  notes.  Principal and/or interest payments on these notes depend on the performance of an  underlying  index.  Currency-indexed  securities  are  another  derivative  the Fund may use.  Typically  these are  short-term  or intermediate-term  debt  securities.  Their  value at maturity  or the rates at which they pay income are  determined  by the change in value of the U.S.  dollar  against one or more foreign  currencies or an index.  In some cases,  these  securities may pay an amount at maturity based on a multiple of the amount of the relative  currency  movements.  This type of index security  offers the potential for increased  income or principal  payments but at a greater  risk of loss than a typical  debt  security of the same  maturity and credit quality.

         Other  derivative  investments the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked debt  securities"  of an issuer.  At maturity,  the debt  security is  exchanged  for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.

         Both  alternatives  present a risk that the amount  payable at  maturity  will be less than the  principal  amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use hedging to attempt to protect  against  declines in the market value of the Fund's  portfolio, to permit the Fund to retain  unrealized gains in the value of portfolio  securities which have appreciated,  or to facilitate  selling securities for investment reasons. To do so, the Fund could:

              |_| sell futures contracts,
              |_| buy puts on futures or on securities, or
|_|      write covered calls on securities or futures.  Covered calls can also be used to increase the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

         The Fund might use  hedging to  establish  a position  in the  securities  market as a  temporary  substitute  for  purchasing particular  securities.  In that case,  the Fund would  normally  seek to purchase  the  securities  and then  terminate  that  hedging position.  The Fund might also use this type of hedge to attempt to protect  against  the  possibility  that its  portfolio  securities would not be fully included in a rise in value of the market. To do so the Fund could:

              |_| buy futures, or
              |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging  instruments,  even though it is permitted to use them in the  Manager's  discretion, as described  below.  The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  activities in the underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies when they are developed,  if those  investment  methods are consistent with the Fund's  investment objective and are permissible under applicable regulations governing the Fund.

                  |_| Futures.  The Fund can buy and sell futures contracts that relate to (1)  broadly-based  stock indices (these are called "stock index  futures"),  (2) an individual  stock  ("single  stock  futures"),  (3) debt  securities  (these are referred to as
"interest rate  futures"),  (4) other  broadly-based  securities  indices (these are referred to as "financial  futures"),  (5) foreign currencies (these are referred to as "forward contracts"), or (6) commodities (these are referred to as "commodity futures").

         A  broadly-based  stock index is used as the basis for trading  stock  index  futures.  In some cases an index may be based on stocks of issuers in a  particular  industry  or group of  industries.  A stock  index  assigns  relative  values to the common  stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks.  A stock index cannot be purchased  or sold  directly.  Financial  futures are similar  contracts  based on the future  value of the basket of  securities  that comprise  the  index.  These  contracts  obligate  the  seller to  deliver,  and the  purchaser  to take,  cash to settle  the  futures transaction.  There is no delivery made of the  underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An  interest  rate  future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  type of debt security to settle the  futures  transaction.  Either  party could also enter into an  offsetting  contract to close out the  position.
Similarly,  a single stock future  obligates the seller to deliver (and the purchaser to take) cash or a specified  equity  security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract to close out the  position.  Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         The Fund can invest a portion of its assets in commodity  futures  contracts.  Commodity futures may be based upon commodities within five main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which includes cattle and hogs; (3)  agriculture,  which includes wheat,  corn,  soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead,  nickel,  tin and zinc; and (5) precious metals,  which includes gold,  platinum and silver.  The Fund may  purchase  and sell  commodity  futures  contracts,  options on futures  contracts  and  options  and  futures on commodity indices with respect to these five main commodity groups and the individual  commodities  within each group, as well as other types of commodities.

         No payment is paid or received by the Fund on the  purchase or sale of a future.  Upon  entering  into a futures  transaction, the Fund will be required to deposit an initial margin payment with the futures  commission  merchant (the "futures  broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However,  the futures  broker can gain  access to that  account  only under  specified  conditions.  As the future is marked to market  (that is, its value on the Fund's books is changed) to reflect changes in its market value,  subsequent  margin payments,  called  variation  margin, will be paid to or by the futures broker daily.

         At any time prior to  expiration of the future,  the Fund may elect to close out its position by taking an opposite  position, at which time a final  determination  of variation  margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures  transactions,  except  forward  contracts,  are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         |_| Put and Call Options.  The Fund can buy and sell certain  kinds of put options  ("puts") and call options  ("calls").  The
Fund can buy and sell  exchange-traded  and  over-the-counter  put and call  options,  including  index  options,  securities  options, currency options, commodities options, and options on the other types of futures described above.

         |_| Writing  Covered  Call  Options.  The Fund can write (that is, sell)  calls.  If the Fund sells a call option,  it must be covered.  That means the Fund must own the  security  subject  to the call while the call is  outstanding,  or,  for  certain  types of calls,  the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.
Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call,  it  receives  cash (a  premium).  In writing  calls on a  security,  the Fund agrees to sell the underlying  security to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise  price regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss that the price of the underlying  security may decline  during the call  period.  That risk may be offset to some extent by the  premium  the Fund  receives.  If the value of the investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index,  it also  receives a premium.  If the buyer of the call  exercises  it, the Fund will pay an amount of cash equal to the difference  between the closing price of the call and the exercise price,  multiplied by a specified multiple that  determines the total value of the call for each point of  difference.  If the value of the  underlying  investment  does not rise above the call price,  it is likely that the call will lapse  without  being  exercised.  In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an arrangement  with a primary U.S.  government securities  dealer which will establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.
The formula  price will  generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding  illiquid  securities) the  mark-to-market  value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate  its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a "closing  purchase transaction."  The Fund will then  realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium  received on the call the Fund wrote is more or less than the price of the call the Fund  purchases  to close out the transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are  considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot effect a  closing  purchase  transaction  due to the lack of a  market,  it will have to hold the  callable  securities  until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures  contract or securities  deliverable  under the contract.  To do so, at the time the call is  written,  the Fund must cover the call by  segregating  an  equivalent  dollar  amount of liquid  assets  on its  books.  The Fund  will  identify  additional  liquid  assets on its books to cover the call if the value of the identified  assets drops below 100% of the current value of the future.  Because of this segregation  requirement,  in no circumstances would the Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         |_| Writing Put Options.  The Fund can sell put options.  A put option on  securities  gives the  purchaser the right to sell, and the writer the  obligation to buy, the  underlying  investment at the exercise  price during the option  period.  The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by segregated  liquid  assets.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the underlying  investment  remains equal to or above the exercise price of the put.
However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment from the buyer of the put at the  exercise  price,  even if the value of the  investment  falls below the  exercise  price.  If a put the Fund has  written  expires unexercised,  the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the
Fund must fulfill its  obligation to purchase the  underlying  investment  at the exercise  price.  That price will usually  exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the  underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the  underlying  security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer through  which the put was sold.  That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price.  The Fund has no control  over when it may be  required  to  purchase  the  underlying  security,  since it may be  assigned  an exercise  notice at any time prior to the  termination  of its  obligation as the writer of the put. That  obligation  terminates  upon expiration  of the put.  It may also  terminate  if,  before it  receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction  by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise  notice,  it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding put option it has written or to prevent the  underlying  security from being put.  Effecting a closing  purchase  transaction  will also permit the Fund to write another put option on the  security,  or to sell the security and use the proceeds from the sale for other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the premium  received from writing the put option.  Any profits from writing puts are considered  short-term  capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         |_| Purchasing  Calls and Puts.  The Fund can purchase  calls to protect  against the  possibility  that the Fund's  portfolio will not  participate in an  anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing  purchase transaction),  it pays a premium.  The Fund then has the right to buy the underlying  investment from a seller of a corresponding  call on the same  investment  during the call period at a fixed exercise  price.  The Fund benefits only if it sells the call at a profit or if,  during the call period,  the market price of the  underlying  investment  is above the sum of the call price plus the  transaction costs and the premium  paid for the call and the Fund  exercises  the call.  If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund purchases a put, it pays a  premium  and,  except  as to puts on  indices,  has the  right  to sell the  underlying  investment  to a seller  of a put on a corresponding  investment  during  the put period at a fixed  exercise  price.  Buying a put on  securities  or  futures  the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying  investment  below the exercise  price by selling the  underlying  investment  at the  exercise  price to a seller of a  corresponding  put. If the market price of the underlying  investment is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will  become  worthless  at its  expiration  date.  In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund does not own (such as an index or future)  permits  the Fund to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The resale price will vary  inversely to the price of the  underlying investment.  If the market price of the underlying  investment is above the exercise price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather than by delivery  of the  underlying  investment  to the Fund.  Gain or loss  depends on changes  in the index in  question  (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         |_|  Buying  and  Selling  Options on  Foreign  Currencies.  The Fund can buy and sell  calls and puts on foreign  currencies.
They include puts and calls that trade on a securities  or  commodities  exchange or in the  over-the-counter  markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the  Manager  anticipates  a rise in the  dollar  value of a  foreign  currency  in which  securities  to be  acquired  are denominated,  the  increased  cost of those  securities  may be partially  offset by  purchasing  calls or writing puts on that foreign currency.  If the  Manager  anticipates  a decline in the  dollar  value of a foreign  currency,  the  decline  in the dollar  value of portfolio  securities  denominated  in that currency  might be partially  offset by writing  calls or  purchasing  puts on that foreign currency.  However, the currency rates could fluctuate in a direction adverse to the Fund's position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its custodian  bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a foreign  currency  to  provide a hedge  against a  decline  in the U.S.  dollar  value of a security which the Fund owns or has the right to acquire and which is denominated in the currency  underlying the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

         |_| Risks of Hedging  with  Options and Futures.  The use of hedging  instruments  requires  special  skills and  knowledge of investment  techniques  that are  different  than what is required  for normal  portfolio  management.  If the  Manager  uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its  portfolio  turnover  rate and  brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus  increasing  its turnover  rate. The exercise by the Fund of puts on securities will cause the sale of underlying  investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's  control,  holding a put might  cause the Fund to sell the related  investments for reasons that would not exist in the absence of the put.

         The  Fund  could  pay a  brokerage  commission  each  time it buys a call or put,  sells a call or put,  or buys or  sells  an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions  for direct  purchases or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer large amounts of leverage. The leverage offered by trading in  options  could  result in the Fund's net asset  value  being more  sensitive  to changes in the value of the  underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the  investment  has increased in value above the call price.

         An option  position may be closed out only on a market that  provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary  market will exist for any particular  option.  The Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or futures to attempt to  protect  against  declines  in the value of the Fund's  portfolio  securities.  The risk is that the  prices of the  futures or the applicable  index will  correlate  imperfectly  with the  behavior  of the cash prices of the Fund's  securities.  For  example,  it is possible that while the Fund has used hedging  instruments  in a short hedge,  the market might advance and the value of the securities held in the  Fund's  portfolio  might  decline.  If that  occurred,  the Fund  would lose  money on the  hedging  instruments  and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities included in the applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads  between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors may close futures contracts  through  offsetting  transactions which could  distort the normal  relationship  between  the cash and futures  markets.  Second,  the  liquidity  of the futures  market depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the point of view of  speculators,  the deposit  requirements  in the futures market are less onerous than margin  requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging  instruments  to establish a position in the  securities  markets as a temporary  substitute  for the purchase  of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such  futures,  broadly-based  indices or on securities.  It is  possible  that  when the Fund  does so the  market  might  decline.  If the Fund  then  concludes  not to invest in securities  because of  concerns  that the market  might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         |_| Forward  Contracts.  Forward  contracts  are foreign  currency  exchange  contracts.  They are used to buy or sell foreign currency for future  delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S. dollar and a foreign  currency.  The Fund may also use  "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
         Under a forward  contract,  one party agrees to purchase,  and another  party agrees to sell, a specific  currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These contracts are traded in the inter-bank  market  conducted  directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although  forward  contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign  currency,  or when it anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the  dividend  payments.  To do so, the Fund might enter into a forward  contract  for the purchase or sale of the amount of foreign currency involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign  currency.  This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse  change in the  currency  exchange  rates  during the period  between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund  could  also use  forward  contracts  to lock in the U.S.  dollar  value of  portfolio  positions.  This is  called a
"position  hedge." When the Fund believes that foreign currency might suffer a substantial  decline against the U.S.  dollar,  it could enter  into a  forward  contract  to sell an amount  of that  foreign  currency  approximating  the value of some or all of the  Fund's portfolio  securities  denominated  in that foreign  currency.  When the Fund believes that the U.S.  dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency  for a fixed U.S.  dollar amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio  securities of the Fund are  denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio  securities or other assets  denominated in that currency or another  currency that is the subject of the hedge.

         However,  to avoid excess  transactions and transaction  costs,  the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in foreign  currencies  if the excess amount is
"covered"  by liquid  securities  denominated  in any  currency.  The cover  must be at least  equal at all times to the amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the Fund to purchase the amount of foreign currency being hedged by a forward  sale  contract  at a price no higher  than the  forward  contract  price.  As  another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign  currencies  will change as a consequence of market  movements between  the date the forward  contract is entered  into and the date it is sold.  In some cases the Manager  might  decide to sell the security and deliver  foreign  currency to settle the original  purchase  obligation.  If the market value of the security is less than the amount of foreign  currency the Fund is obligated to deliver,  the Fund might have to purchase  additional  foreign currency on the
"spot" (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot  market  some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Forward contracts  involve the risk that anticipated  currency  movements will not be accurately predicted,  causing  the Fund to  sustain  losses on these  contracts  and to pay  additional  transactions  costs.  The use of forward contracts  in this manner  might  reduce the Fund's  performance  if there are  unanticipated  changes in currency  prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity  of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a  portfolio security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract entitling it to sell the same amount of the same  currency on the maturity date of the first  contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward  contracts  varies with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually entered into on a principal basis,  no brokerage fees or commissions are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although  the Fund values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign currencies  into U.S.  dollars on a daily  basis.  The Fund may convert  foreign  currency  from time to time,  and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for  conversion,  but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus,  a dealer might offer to sell a foreign  currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         |_| Interest Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest rate swap,  the
Fund and another  party  exchange  their right to receive or their  obligation to pay interest on a security.  For example,  they might swap the right to receive  floating rate  payments for fixed rate  payments.  The Fund can enter into swaps only on securities  that it owns.  It will not enter into swaps with respect to more than 25% of its total  assets.  Also,  the Fund will  segregate  liquid assets
(such as cash or U.S.  government  securities)  to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on movements of interest rates in the future,  the  payments  made by the Fund under a swap  agreement  will be greater  than the  payments it  received.  Credit risk arises from the possibility  that the counterparty  will default.  If the  counterparty  defaults,  the Fund's loss will consist of the net amount of  contractual  interest  payments that the Fund has not yet  received.  The Manager will monitor the  creditworthiness  of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap  transactions  with  certain  counterparties  pursuant  to master  netting  agreements.  A master netting  agreement  provides  that all swaps done  between  the Fund and that  counterparty  shall be  regarded as parts of an integral agreement.  If amounts are payable on a particular  date in the same currency in respect of one or more swap  transactions,  the amount payable on that date in that  currency  shall be the net amount.  In addition,  the master  netting  agreement  may provide that if one party defaults  generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements,  if a default  results in a loss to one party,  the measure of that  party's  damages is  calculated  by reference to the average cost of a replacement  swap for each swap. It is measured by the  mark-to-market  value at the time of the  termination  of each swap.  The gains and losses on all swaps are then netted,  and the result is the  counterparty's  gain or loss on  termination.  The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         |_| Swaption  Transactions.  The Fund may enter into a swaption  transaction,  which is a contract that grants the holder,  in return for payment of the purchase price (the "premium") of the option,  the right,  but not the obligation,  to enter into an interest rate swap at a preset rate within a specified  period of time,  with the writer of the  contract.  The writer of the contract  receives the  premium  and  bears  the risk of  unfavorable  changes  in the  preset  rate on the  underlying  interest  rate  swap.  Unrealized gains/losses  on  swaptions  are  reflected  in  investment  assets and  investment  liabilities  in the Fund's  statement of financial condition.

         |_| Regulatory Aspects of Hedging  Instruments.  The Commodities  Futures Trading Commission (the "CFTC") recently  eliminated limitations on futures trading by certain regulated  entities including  registered  investment  companies and consequently  registered investment  companies may engage in unlimited futures  transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from  registration  as a commodity pool operator under the  Commodity  Exchange  Act  ("CEA").  The Fund may use  futures and  options  for  hedging  and  non-hedging  purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options  were  written or  purchased  on the same or  different  exchanges or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

         Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term debt  instruments in an amount equal to the market value of the securities  underlying the future,  less the margin deposit  applicable to it.

         |_| Tax Aspects of Certain Hedging  Instruments.  Certain  foreign  currency  exchange  contracts in which the Fund may invest are treated as "Section  1256  contracts"  under the  Internal  Revenue  Code.  In general,  gains or losses  relating to Section  1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses  arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts  held by the Fund at the end of each taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment  company  distributions  and for other purposes under rules  prescribed  pursuant to the Internal  Revenue
Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain  forward  contracts  the Fund enters into may result in  "straddles"  for federal  income tax  purposes.  The straddle rules may affect the  character  and timing of gains (or  losses)  recognized  by the Fund on  straddle  positions.  Generally,  a loss sustained on the  disposition of a position  making up a straddle is allowed only to the extent that the loss exceeds any  unrecognized gain in the  offsetting  positions  making up the  straddle.  Disallowed  loss is  generally  allowed  at the point  where  there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)      gains or losses  attributable  to  fluctuations  in exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated  in a foreign  currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses  attributable  to fluctuations  in the value of a foreign  currency  between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency  gains and losses are offset  against  market gains and losses on each trade before  determining  a net "Section 988"
gain or loss under the  Internal  Revenue  Code for that trade,  which may  increase or  decrease  the amount of the Fund's  investment income available for distribution to its shareholders.

|X|      Temporary Defensive and Interim  Investments.  The Fund's temporary  defensive  investments can include (i) obligations issued or guaranteed by the U.S.  government,  its agencies or  instrumentalities;  (ii) commercial  paper rated in the highest category by an established rating  organization;  (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more;  (iv) any of the  foregoing  securities  that  mature  in one year or less  (generally  known as "cash  equivalents");  (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

         |X|  Investment in Other  Investment  Companies.  The Fund can also invest in the  securities of other  investment  companies, which can include  open-end  funds,  closed-end  funds and unit  investment  trusts,  subject to the limits set forth in the Investment
Company Act that apply to those types of investments.  For example,  the Fund can invest in Exchange-Traded  Funds, which are typically open-end  funds or unit  investment  trusts,  listed on a stock  exchange.  The Fund  might do so as a way of gaining  exposure  to the segments of the equity or fixed-income markets represented by the Exchange-Traded  Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another  investment  company may involve the payment of substantial  premiums above the value of such  investment company's  portfolio  securities and is subject to limitations under the Investment  Company Act. The Fund does not intend to invest in other  investment  companies  unless the Manager  believes that the  potential  benefits of the  investment  justify the payment of any premiums  or sales  charges.  As a  shareholder  of an  investment  company,  the Fund would be subject  to its  ratable  share of that investment  company's  expenses,  including  its  advisory  and  administration  expenses.  The Fund does not  anticipate  investing  a substantial amount of its net assets in shares of other investment companies.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

         |_| 67% or more of the shares  present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|  more than 50% of the outstanding shares.

         The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the Prospectus or this Statement of
Additional  Information  are  "fundamental"  only  if  they  are  identified  as  such.  The  Fund's  Board  of  Directors  can  change non-fundamental  policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in supplements or updates to the Prospectus or this  Statement of Additional  Information,  as  appropriate.  The Fund's most  significant investment policies are described in the Prospectus.

         |X|  Does the Fund Have Additional  Fundamental  Policies?  The following investment  restrictions are fundamental policies of the Fund.

         |_|  The Fund  cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total  assets  would be invested in  securities  of that  issuer or if it would then own more than 10% of that  issuer's  voting  securities.  This  limitation applies  to 75% of the  Fund's  total  assets.  The limit  does not apply to  securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

         |_|  The Fund cannot make loans except (a) through  lending of  securities,  (b) through the purchase of debt  instruments  or similar evidence of  indebtedness,  (c) through an inter-fund  lending program with other  affiliated funds and (d) through  repurchase agreements.

|_|      The Fund cannot  invest 25% or more of its total assets in any one industry.  That limit does not apply to  securities  issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         |_| The Fund cannot  borrow money in excess of 33 1/3% of the value of its total  assets.  The Fund may borrow only from banks and/or  affiliated  investment  companies.  With respect to this  fundamental  policy,  the Fund can borrow only if it maintains a 300%
ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

         |_|  The Fund cannot  invest in real estate or in interests  in real estate.  However,  the Fund can  purchase  securities  of issuers holding real estate or interests in real estate.

         |_|  The Fund cannot invest in physical  commodities or physical commodity  contracts.  However, the Fund can buy and sell any of the hedging  instruments  permitted by any of its other  policies.  It can also buy and sell options,  futures,  securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

         |_|  The Fund  cannot  underwrite  securities  of other  companies.  A  permitted  exception  is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         |_|  The Fund cannot issue "senior  securities." This restriction does not prohibit the Fund from borrowing money as described in the Prospectus or this  Statement of Additional  Information.  It does not prohibit the Fund from entering into margin,  collateral, segregation or escrow arrangements,  or options,  futures,  hedging transactions or from buying and selling other investments permitted by its other investment policies.

         Unless the Prospectus or this Statement of Additional  Information states that a percentage  restriction applies on an ongoing basis,  it  applies  only at the time the Fund makes an  investment  (except  in the case of  borrowing  and  investments  in  illiquid securities).  The Fund need not sell  securities to meet the percentage  limits if the value of the investment  increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate  its  investments as described  above,  the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  This is not a fundamental policy.

      Disclosure of Portfolio  Holdings.  The Fund has adopted  policies and  procedures  concerning the  dissemination  of information about its portfolio  holdings by employees,  officers and/or  directors of the Manager,  Distributor  and Transfer  Agent.  These
      policies are designed to assure that  non-public  information  about  portfolio  securities is distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable  laws and  regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

|X|      Public  Disclosure.  The Fund's portfolio  holdings are made publicly  available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders,  or in its Statements of Investments on Form N-Q,
     which are publicly available at the SEC. In addition,  the top 10 or more holdings are posted on the OppenheimerFunds'  website at
     www.oppenheimerfunds.com  in the "Fund Profiles" section. Other general information about the Fund's portfolio  investments,  such as portfolio composition by asset class, industry,  country, currency, credit rating or maturity, may also be posted with a 15-day lag.

               Until publicly  disclosed,  the Fund's portfolio  holdings are proprietary,  confidential  business  information.  While recognizing  the  importance  of providing  Fund  shareholders  with  information  about their Fund's  investments  and providing portfolio information to a variety of third parties to assist with the management,  distribution and administrative  process, the need for  transparency  must be balanced  against the risk that third  parties who gain access to the Fund's  portfolio  holdings information  could  attempt to use that  information  to trade ahead of or against the Fund,  which could  negatively  affect the prices the Fund is able to obtain in portfolio  transactions or the  availability  of the securities that portfolio  managers are trading on the Fund's behalf.

      The Manager and its  subsidiaries  and  affiliates,  employees,  officers,  and directors,  shall neither  solicit nor accept any compensation or other consideration  (including any agreement to maintain assets in the Fund or in other investment  companies or accounts  managed by the  Manager or any  affiliated  person of the  Manager) in  connection  with the  disclosure  of the Fund's non-public  portfolio  holdings.  The receipt of investment  advisory fees or other fees and compensation paid to the Manager and its  subsidiaries  pursuant  to  agreements  approved  by  the  Fund's  Board  shall  not  be  deemed  to  be  "compensation"  or
      "consideration"  for these  purposes.  It is a  violation  of the Code of Ethics for any  covered  person to release  holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio  securities  holdings (based on invested  assets),  listed by security or by issuer, as of the end of each  month may be  disclosed  to third  parties  (subject  to the  procedures  below) no  sooner  than 15 days  after month-end.

      Except under special limited  circumstances  discussed below,  month-end lists of the Fund's complete  portfolio  holdings may be disclosed  no sooner  than  30-days  after the  relevant  month-end,  subject to the  procedures  below.  If the Fund's  complete portfolio holdings have not been disclosed  publicly,  they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o        The third-party  recipient must first submit a request for release of Fund portfolio holdings,  explaining the business reason for the request;
o        Senior  officers  (a Senior Vice  President  or above) in the  Manager's  Portfolio  and Legal  departments  must  approve the completed request for release of Fund portfolio holdings; and
o        The third-party  recipient must sign the Manager's  portfolio  holdings  non-disclosure  agreement  before receiving the data, agreeing to keep information that is not publicly available  regarding the Fund's holdings  confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete  portfolio  holdings  positions may be released to the following  categories of entities or individuals on an ongoing basis,  provided that such entity or individual either (1) has signed an agreement to keep such information  confidential and not trade on the basis of such  information or (2) is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an employee,  officer and/or director of the Manager,  Distributor,  or Transfer Agent, or their respective legal counsel, not to disclose such  information  except in conformity  with these  policies and  procedures  and not to trade for his/her  personal account on the basis of such information:

o        Employees of the Fund's  Manager,  Distributor  and Transfer Agent who need to have access to such  information (as determined by senior officers of such entity),
o        The Fund's independent registered public accounting firm,
o        Members of the Fund's Board and the Board's legal counsel,
o        The Fund's custodian bank,
o        A proxy voting service designated by the Fund and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o        Insurance  companies  having separate  accounts  invested in Oppenheimer  Variable Account Funds or Panorama Series Fund, Inc.
                  (to prepare their financial statements or analysis),
o        Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o        Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio  holdings  information of the Fund may be provided,  under limited  circumstances,  to brokers and/or dealers with whom the Fund trades and/or entities that provide investment  coverage and/or analytical  information  regarding the Fund's portfolio, provided  that there is a legitimate  investment  reason for  providing the  information  to the broker,  dealer or other entity.
      Month-end  portfolio  holdings  information  may, under this procedure,  be provided to vendors  providing  research  information and/or  analytics  to the fund,  with at least a 15-day  delay  after the month end,  but in certain  cases may be  provided to a broker or analytical  vendor with a 1-2 day lag to facilitate  the provision of requested  investment  information to the manager to facilitate a particular  trade or the portfolio  manager's  investment  process for the Fund.  Any third party  receiving such information  must first sign the Manager's  portfolio  holdings  non-disclosure  agreement as a  pre-condition  to receiving this information.

      Portfolio holdings  information (which may include information on individual  securities positions or multiple securities) may be provided to the entities  listed below (1) by portfolio  traders  employed by the Manager in connection  with portfolio  trading, and (2) by the members of the  Manager's  Security  Valuation  Group and  Accounting  Departments  in connection  with  portfolio pricing or other portfolio evaluation purposes:

o        Brokers and dealers in connection with portfolio transactions (purchases and sales)
o        Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o        Dealers to obtain price quotations where the fund is not identified as the owner.

      Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein)
      may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer
      Agent, in the following circumstances:

o        Response to legal  process in  litigation  matters,  such as responses to subpoenas or in class action  matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o        Response to regulatory  requests for  information  (the SEC, NASD,  state  securities  regulators,  and/or foreign  securities authorities,  including  without  limitation  requests for  information  in  inspections  or for  position  reporting purposes),
o        To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o        To consultants for retirement  plans for plan  sponsors/discussions  at due diligence  meetings  (pursuant to  confidentiality agreements),
o        Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

               Portfolio  managers and analysts  may,  subject to the  Manager's  policies on  communications  with the press and other media,  discuss  portfolio  information  in interviews  with members of the media,  or in due diligence or similar  meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The  Fund's  shareholders  may,  under  unusual  circumstances  (such as a lack of  liquidity  in the  Fund's  portfolio  to meet redemptions),  receive  redemption  proceeds  of their  Fund  shares  paid as pro rata  shares of  securities  held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief  Compliance  Officer  (the "CCO") of the Fund and the  Manager,  Distributor,  and  Transfer  Agent  shall  oversee the compliance by the Manager,  Distributor,  Transfer  Agent,  and their  personnel  with these  policies and  procedures.  At least annually,  the CCO shall  report  to the  Fund's  Board on such  compliance  oversight  and on the  categories  of  entities  and individuals  to which  disclosure of portfolio  holdings of the Funds has been made during the  preceding  year pursuant to these policies.  The CCO shall report to the Fund's Board any material  violation of these policies and procedures  during the previous calendar  quarter and shall make  recommendations  to the Board as to any  amendments  that the CCO  believes are  necessary  and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing  arrangements  to make  available  information  about the Fund's  portfolio holdings.  One or more of the  Oppenheimer  funds  may  currently  disclose  portfolio  holdings  information  based  on  ongoing arrangements to the following parties:

A.G. Edwards & Sons
ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research
Auerbach Grayson
Banc of America Securities
Barclays
Baseline
Bear Stearns
Belle Haven
Bloomberg
BNP Paribas
BS Financial Services
Buckingham Research Group
Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc.
Credit Suisse First Boston
Daiwa Securities
Davy
Deutsche Bank
Deutsche Bank Securities
Dresdner Kleinwort Wasserstein
Emmet & Co
Empirical Research
Enskilda Securities
Essex Capital Markets
Exane BNP Paribas
Factset
Fidelity Capital Markets
Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC
HSBC Securities Inc
ING Barings
ISI Group
Janney Montgomery
Jefferies
Jeffries & Co.
JP Morgan
JP Morgan Securities
JPP Eurosecurities
Keefe, Bruyette & Woods
Keijser Securities
Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG
Makinson Cowell US Ltd
Maxcor Financial
Merrill
Merrill Lynch
Midwest Research
Mizuho Securities
Morgan Stanley
Morningstar
Natexis Bleichroeder
Ned Davis Research Group
Nomura Securities
Pacific Crest
Pacific Crest Securities
Pacific Growth Equities
Petrie Parkman
Pictet
Piper Jaffray Inc.
Plexus
Prager Sealy & Co.
Prudential Securities
Ramirez & Co.
Raymond James
RBC Capital Markets
RBC Dain Rauscher
Research Direct
Robert W. Baird
Roosevelt & Cross
Russell Mellon
Ryan Beck & Co.
Sanford C. Bernstein
Scotia Capital Markets
SG Cowen & Co.
SG Cowen Securities
Soleil Securities Group
Standard & Poors
Stone & Youngberg
SWS Group
Taylor Rafferty
Think Equity Partners
Thomas Weisel Partners
UBS
Wachovia
Wachovia Corp
Wachovia Securities
Wescott Financial
William Blair
Yieldbook

How the Fund is Managed

Organization  and  History.  The  Fund is an  open-end,  diversified  management  investment  company.  The  Fund  was  organized  as a
Massachusetts  business  trust in 1944 but was  reorganized  as a Maryland  corporation  in December  1979.  Prior to August 2003,  the
Fund's name was Oppenheimer Total Return Fund, Inc.

|X|      Classes of Shares. The Directors are authorized,  without  shareholder  approval,  to create new series and classes of shares, to  reclassify  unissued  shares  into  additional  series or classes  and to divide or combine the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate  beneficial  interest of a shareholder  in the Fund.  Shares do not have cumulative  voting  rights,  preemptive  rights or  subscription  rights.  Shares  may be voted in  person  or by proxy at  shareholder meetings.

         The Fund  currently  has five  classes of shares:  Class A, Class B, Class C, Class N and Class Y. All  classes  invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional  investors may purchase Class
Y shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will  generally  have  separate  voting  rights on matters in which  interests of one class are  different  from  interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely  transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional  shares voting  proportionally,  on matters  submitted to a vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|      Meetings of Shareholders.  Although the Fund is not required by Maryland law to hold annual meetings,  it may hold shareholder meetings from time to time on important  matters or when required to do so by the Investment  Company Act or other  applicable law. The shareholders  have the right to call a meeting to remove a Director  or to take  certain  other  action  described  in the  Articles of
Incorporation or under Maryland law.

         The Fund will hold a meeting when the Directors  call a meeting or upon proper request of  shareholders.  If the Fund receives a written  request to call a meeting for a specified  purpose (which might include the removal of a Director),  from the record holders of at least 25% of the  outstanding  shares eligible to be voted at a meeting,  the Directors will call a meeting of  shareholders  for that specified  purpose.  The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight  Committees.  The Fund is governed by a Board of Directors,  which is  responsible  for protecting the interests of shareholders  under Maryland law. The Directors meet  periodically  throughout the year to oversee the Fund's  activities, review its performance, and review the actions of the Manager.

         The Board of Directors has an Audit  Committee,  a Review  Committee  and a Governance  Committee.  Each  committee is comprised solely of Directors who are not "interested  persons" under the Investment Company Act (the "Independent  Trustees").  The members of the
Audit Committee are Edward L. Cameron  (Chairman),  George C. Bowen,  Robert J. Malone and F. William  Marshall,  Jr. The Audit Committee
held 8 meetings  during the Fund's fiscal year ended  December 31, 2005.  The Audit  Committee  furnishes the Board with  recommendations regarding the selection of the Fund's  independent  registered public  accounting firm (also referred to as the "independent  Auditors").
Other main functions of the Audit Committee,  outlined in the Audit Committee  Charter,  include,  but are not limited to:  (i) reviewing the scope and results of financial  statement  audits and the audit fees  charged;  (ii) reviewing  reports  from the Fund's  independent
Auditors  regarding the Fund's internal  accounting  procedures and controls;  (iii) reviewing  reports from the Manager's Internal Audit
Department;  (iv) reviewing  certain reports from and meet  periodically  with the Funds' Chief  Compliance  Officer;  (v) maintaining  a separate line of communication  between the Fund's independent  Auditors and the Independent  Directors;  (vi) reviewing the independence of the Fund's independent Auditors;  and  (vii) pre-approving  the provision of any audit or non-audit services by the Fund's independent
Auditors,  including tax services,  that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

         The Review  Committee  is comprised  solely of  Independent  Directors.  The members of the Review  Committee  are Jon S. Fossel
(Chairman),  Robert G. Avis, Sam Freedman and Beverly L.  Hamilton.  The Review  Committee held 6 meetings  during the Fund's fiscal year ended December 31, 2005. Among other duties,  as set forth in the Review  Committee's  Charter,  the Review  Committee  reports and makes recommendations  to the Board  concerning  the fees paid to the Fund's  transfer  agent and the Manager and the services  provided to the
Fund by the transfer agent and the Manager.  The Review Committee also reviews the Fund's investment  performance as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

         The Governance Committee is comprised solely of Independent  Directors.  The members of the Governance Committee are Robert J.
Malone  (Chairman),  William  Armstrong,  Beverly L. Hamilton and F. William  Marshall,  Jr. The  Governance  Committee held 5 meetings during the Fund's fiscal year ended  December 31, 2005.  The  Governance  Committee has adopted a charter  setting forth its duties and responsibilities.  Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines,  the adequacy of the Fund's Codes of Ethics and the nomination of Directors,  including  Independent  Directors.  The Governance Committee has adopted a process for  shareholder  submission of nominees for board  positions.  Shareholders  may submit names of  individuals,  accompanied by complete and properly supported  resumes,  for the Governance  Committee's  consideration by mailing such information to the Governance
Committee  in care of the Fund.  The  Governance  Committee  may consider  such  persons at such time as it meets to consider  possible nominees.  The Governance  Committee,  however,  reserves sole discretion to determine  which  candidates for Directors and Independent
Directors  it will  recommend  to the  Board  and/or  shareholders  and it may  identify  candidates  other  than  those  submitted  by
Shareholders.  The Governance  Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

         Shareholders  who desire to  communicate  with the Board should  address  correspondence  to the Board or an individual  Board member and may submit their  correspondence  electronically  at  www.oppenheimerfunds.com  under the caption "contact us" or by mail to the Fund at the address below.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the Directors is an Independent  Director.  All of the Directors are
also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust II
Oppenheimer Capital Income Fund                                Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund                               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund                                    Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.                            Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                       Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                         Centennial Money Market Trust
Oppenheimer Municipal Fund                                     Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust                          Centennial Tax Exempt Trust

         Present or former  officers,  directors,  trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are permitted to purchase Class A shares of the Fund and the other  Oppenheimer  funds at net asset value without sales charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

         Messrs. Leavy, Gillespie,  Murphy, Petersen, Poiesz, Szilagyi,  Vandehey, Wixted and Zack and Mss. Bloomberg and Ives, who are
officers  of the Fund,  hold the same  offices  with one or more of the other  Board II Funds.  As of April 5, 2006 the  Directors  and
officers  of the Fund,  as a group,  owned of record or  beneficially  less than 1% of any class of shares of the Fund.  The  foregoing statement  does not reflect  ownership of shares held of record by an employee  benefit plan for  employees of the Manager,  other than the shares  beneficially  owned under that plan by the officers of the Board II Funds. In addition,  none of the Independent  Directors
(nor any of their  immediate  family  members) owns  securities of either the Manager or the  Distributor or of any entity  directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

         Biographical  Information.  The Directors and officers,  their positions with the Fund, length of service in such position(s), and principal  occupations  and business  affiliations  during at least the past five years are listed in the charts below.  The charts also  include  information  about each  Director's  beneficial  share  ownership  in the Fund and in all of the  registered  investment companies that the Director  oversees in the  Oppenheimer  family of funds  ("Supervised  Funds").  The address of each Director in the chart below is 6803 S. Tucson Way, Centennial,  Colorado  80112-3924.  Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                                                        Independent Directors
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Name, Position(s) with the     Principal Occupation(s) During the Past 5 Years; Other              Dollar Range of        Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                                        Beneficially
                                                                                                                        Owned in All
                               Trusteeships/Directorships Held; Number of Portfolios in the      Shares Beneficially     Supervised
Fund, Length of Service, Age   Fund Complex Currently Overseen                                    Owned in the Fund         Funds
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------------------------
                                                                                                        As of December 31, 2005
------------------------------ ----------------------------------------------------------------- --------------------------------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
William L. Armstrong,          Chairman of the following  private mortgage  banking  companies:  None                  Over $100,000
Chairman of the Board of       Cherry Creek  Mortgage  Company (since 1991),  Centennial  State
Directors since 2003,          Mortgage  Company (since 1994), and The El Paso Mortgage Company
Director since 1999            (since  1993);  Chairman  of the  following  private  companies:
Age: 69                        Ambassador Media Corporation  (since 1984) and Broadway Ventures
                               (since  1984);  Director  of the  following:  Helmerich & Payne,
                               Inc.  (oil and gas  drilling/production  company)  (since 1992),
                               Campus  Crusade for Christ  (since 1991) and The Lynde and Harry
                               Bradley  Foundation,   Inc.  (non-profit   organization)  (since
                               2002);  former  Chairman of the following:  Transland  Financial
                               Services,  Inc. (private mortgage banking company)  (1997-2003),
                               Great  Frontier  Insurance   (insurance   agency)   (1995-2000),
                               Frontier Real Estate,  Inc.  (residential real estate brokerage)
                               (1994-2000)   and  Frontier  Title  (title   insurance   agency)
                               (1995-2000);  former  Director of the  following:  UNUMProvident
                               (insurance company) (1991-2004),  Storage Technology Corporation
                               (computer  equipment  company)   (1991-2003)  and  International
                               Family  Entertainment  (television  channel)  (1992-1997);  U.S.
                               Senator (January  1979-January 1991).  Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Robert G. Avis,                Director and President of A.G.  Edwards Capital,  Inc.  (General  None                  Over $100,000
Director since 1993            Partner  of  private  equity  funds)  (until   February   2001);
Age: 74                        Chairman,  President and Chief Executive Officer of A.G. Edwards
                               Capital,  Inc.  (until March 2000);  Director of A.G.  Edwards &
                               Sons, Inc.  (brokerage  company)  (until 2000) and A.G.  Edwards
                               Trust Company  (investment  adviser) (until 2000); Vice Chairman and Director of A.G.  Edwards,  Inc.  (until  March 1999);  Vice
                               Chairman  of A.G.  Edwards  & Sons,  Inc.  (until  March  1999);
                               Chairman of A.G.  Edwards Trust  Company  (until March 1999) and
                               A.G.E.  Asset  Management   (investment  adviser)  (until  March
                               1999). Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
George C. Bowen,               Assistant  Secretary and Director of Centennial Asset Management  $50,001 -$100,000     Over $100,000
Director since 1998            Corporation  (December  1991-April 1999);  President,  Treasurer
Age: 69                        and Director of Centennial Capital  Corporation (June 1989-April
                               1999);  Chief  Executive  Officer and  Director  of  MultiSource
                               Services,  Inc. (March  1996-April 1999); Mr. Bowen held several positions  with the Manager and with  subsidiary  or  affiliated companies of the Manager (September  1987-April 1999).  Oversees
                               38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Edward L. Cameron,             Member  of The Life  Guard of Mount  Vernon  (George  Washington  None                  Over $100,000
Director since 1999            historical  site)  (since  June  2000);  Director of Genetic ID,
Age: 67                        Inc.  (biotech  company)  (March  2001-May  2002);   Partner  at
                               PricewaterhouseCoopers  LLP  (accounting  firm) (July  1974-June
                               1999);  Chairman  of  Price  Waterhouse  LLP  Global  Investment
                               Management  Industry  Services  Group  (accounting  firm)  (July
                               1994-June 1998).  Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Jon S. Fossel,                 Director  of  UNUMProvident   (insurance  company)  (since  June  None                  Over $100,000
Director since 1990            2002);  Director of  Northwestern  Energy Corp.  (public utility
Age: 64                        corporation)   (since   November   2004);   Director   of   P.R.
                               Pharmaceuticals  (October  1999-October 2003); Director of Rocky
                               Mountain  Elk  Foundation  (non-profit  organization)  (February
                               1998-February  2003  and  since  February  2005);  Chairman  and
                               Director  (until October 1996) and President and Chief Executive
                               Officer  (until October 1995) of the Manager;  President,  Chief
                               Executive  Officer and  Director of the  following:  Oppenheimer
                               Acquisition  Corp.   ("OAC")  (parent  holding  company  of  the
                               Manager),  Shareholders Services, Inc. and Shareholder Financial
                               Services,  Inc. (until October 1995).  Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Sam Freedman,                  Director of Colorado  Uplift  (charitable  organization)  (since  $50,001 -$100,000     Over $100,000
Director since 1996            September  1984).  Mr. Freedman held several  positions with the
Age: 65                        Manager  and with  subsidiary  or  affiliated  companies  of the
                               Manager  (until  October  1994).  Oversees 38  portfolios in the
                               OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Beverly L. Hamilton,           Trustee  of  Monterey   Institute  for   International   Studies  None                  Over $100,000
Director since 2002            (educational  organization)  (since February 2000); Board Member
Age: 59                        of  Middlebury   College   (educational   organization)   (since
                               December   2005);   Director   of   The   California   Endowment
                               (philanthropic   organization)  (since  April  2002);   Director
                               (February  2002-2005)  and Chairman of Trustees  (since 2006) of the Community Hospital of Monterey Peninsula;  Director (October
                               1991-2005)  and Vice  Chairman  (since 2006) of American  Funds'
                               Emerging Markets Growth Fund, Inc.  (mutual fund);  President of
                               ARCO Investment  Management Company (February  1991-April 2000);
                               Member  of  the   investment   committees  of  The   Rockefeller
                               Foundation  (since 2001) and The  University of Michigan  (since
                               2000);  Advisor at Credit Suisse First  Boston's  Sprout venture
                               capital  unit  (venture  capital  fund)   (1994-January   2005);
                               Trustee of MassMutual  Institutional Funds (investment  company)
                               (1996-June   2004);   Trustee  of  MML  Series  Investment  Fund
                               (investment  company)  (April  1989-June  2004);  Member  of the investment  committee  of  Hartford  Hospital  (2000-2003);  and
                               Advisor  to  Unilever   (Holland)   pension  fund   (2000-2003).
                               Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
Robert J. Malone,              Director   of  Jones   International   University   (educational  None                  Over $100,000
Director since 2002            organization)  (since August 2005);  Chairman,  Chief  Executive
Age: 61                        Officer and  Director of Steele  Street  State Bank  (commercial banking)  (since  August  2003);  Director  of  Colorado  UpLIFT
                               (charitable   organization)   (since   1986);   Trustee  of  the
                               Gallagher Family  Foundation  (non-profit  organization)  (since
                               2000);  Former  Chairman of U.S.  Bank-Colorado  (subsidiary  of
                               U.S.  Bancorp  and  formerly   Colorado   National  Bank)  (July
                               1996-April  1999);  Director of Commercial  Assets,  Inc.  (real
                               estate   investment  trust)   (1993-2000);   Director  of  Jones
                               Knowledge,   Inc.   (2001-July   2004);  and  Director  of  U.S.
                               Exploration,  Inc.  (oil  and  gas  exploration)  (1997-February
                               2004). Oversees 38 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
F. William Marshall, Jr.,      Trustee  of  MassMutual   Select  Funds   (formerly   MassMutual  None                  Over $100,000
Director since 2000            Institutional  Funds) (investment  company) (since 1996) and MML
Age: 63                        Series  Investment  Fund  (investment   company)  (since  1996);
                               Trustee (since 1987) and Chairman  (1994-2005) of the Investment
                               Committee  of  the   Worcester   Polytech   Institute   (private
                               university);  President and Treasurer of the SIS Funds  (private charitable fund) (since January 1999);  Chairman of SIS & Family
                               Bank,  F.S.B.  (formerly SIS Bank)  (commercial  bank)  (January
                               1999-July   1999);  and  Executive  Vice  President  of  Peoples
                               Heritage  Financial  Group,  Inc.   (commercial  bank)  (January
                               1999-July 1999).  Oversees 40 portfolios in the OppenheimerFunds complex.*
------------------------------ ----------------------------------------------------------------- --------------------- ----------------
*    Includes two open-end  investment  companies:  MassMutual  Select Funds and MML Series  Investment  Fund. In  accordance  with the instructions  for SEC Form N-1A, for purposes of this section only,  MassMutual  Select Funds and MML Series  Investment  Fund are
     included in the "Fund Complex." The Manager does not consider  MassMutual  Select Funds and MML Series  Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

         The address of Mr. Murphy is Two World Financial Center,  225 Liberty Street,  11th Floor, New York, New York 10281-1008.  Mr.
Murphy serves as a Director for an indefinite  term, or until his  resignation,  retirement,  death or removal and as an officer for an annual term, or until his resignation,  retirement,  death or removal.  Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his  positions as an officer and director of the Manager,  and as a  shareholder  of its parent  company.
Mr. Murphy was elected as a Director of the Fund with the  understanding  that in the event he ceases to be the chief executive officer of the  Manager,  he will resign as a Director of the Fund and the other Board II Funds  (defined  below) for which he is a director or trustee.

--------------------------------------------------------------------------------------------------------------------------------------
                                                   Interested Director and Officer
--------------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------------- ------------------- -----------------
Name, Position(s) Held with    Principal Occupation(s) During the Past 5 Years; Other             Dollar Range of       Aggregate
                                                                                                                     Dollar Range Of
                                                                                                                          Shares
                                                                                                       Shares          Beneficially
the Fund, Length of Service,   Trusteeships/Directorships Held; Number of Portfolios in the         Beneficially       Owned in All
Age                            Fund Complex Currently Overseen                                   Owned in the Fund   Supervised Funds
------------------------------ ----------------------------------------------------------------- ------------------- -----------------
------------------------------ ----------------------------------------------------------------- -------------------------------------
                                                                                                       As of December 31, 2005
------------------------------ ----------------------------------------------------------------- -------------------------------------
------------------------------ ----------------------------------------------------------------- ------------------- -----------------
John V. Murphy,                Chairman,  Chief  Executive  Officer  and  Director  (since June  None                Over $100,000
Director, President and        2001)  and  President  (since  September  2000) of the  Manager;
Principal Executive Officer    President  and director or trustee of other  Oppenheimer  funds;
since 2001                     President  and  Director of OAC and of  Oppenheimer  Partnership
Age: 56                        Holdings,  Inc.  (holding  company  subsidiary  of the  Manager)
                               (since July 2001);  Director  of  OppenheimerFunds  Distributor,
                               Inc.   (subsidiary  of  the  Manager)   (since  November  2001);
                               Chairman  and  Director of  Shareholder  Services,  Inc.  and of
                               Shareholder    Financial   Services,    Inc.   (transfer   agent
                               subsidiaries  of the Manager)  (since July 2001);  President and
                               Director of  OppenheimerFunds  Legacy Program  (charitable trust program established by the Manager) (since July 2001);  Director
                               of  the  following  investment  advisory   subsidiaries  of  the
                               Manager:  OFI Institutional Asset Management,  Inc.,  Centennial
                               Asset  Management  Corporation,  Trinity  Investment  Management
                               Corporation   and  Tremont  Capital   Management,   Inc.  (since
                               November 2001),  HarbourView  Asset  Management  Corporation and
                               OFI Private  Investments,  Inc.  (since  July  2001);  President
                               (since   November  2001)  and  Director  (since  July  2001)  of
                               Oppenheimer  Real  Asset   Management,   Inc.;   Executive  Vice
                               President of Massachusetts  Mutual Life Insurance Company (OAC's
                               parent  company)   (since   February  1997);   Director  of  DLB
                               Acquisition   Corporation  (holding  company  parent  of  Babson
                               Capital  Management  LLC)  (since  June  1995);  Member  of  the
                               Investment   Company   Institute's  Board  of  Governors  (since
                               October 3,   2003);  Chief  Operating  Officer  of  the  Manager
                               (September 2000-June 2001);  President and Trustee of MML Series
                               Investment   Fund  and   MassMutual   Select   Funds   (open-end
                               investment  companies) (November  1999-November 2001);  Director of C.M. Life Insurance  Company  (September  1999-August  2000);
                               President,  Chief  Executive  Officer  and  Director  of MML Bay
                               State  Life  Insurance  Company  (September  1999-August  2000);
                               Director of Emerald  Isle  Bancorp  and  Hibernia  Savings  Bank
                               (wholly-owned   subsidiary  of  Emerald  Isle   Bancorp)   (June
                               1989-June 1998).  Oversees 86 portfolios in the OppenheimerFunds complex.
------------------------------ ----------------------------------------------------------------- ------------------- -----------------

The addresses of the officers in the chart below are as follows: for Messrs.  Gillespie,  Leavy, Poiesz and Zack and Ms. Bloomberg, Two
World Financial Center,  225 Liberty Street, New York, New York 10281-1008,  for Messrs.  Petersen,  Szilagyi,  Vandehey and Wixted and
Ms.  Ives,  6803 S.  Tucson  Way,  Centennial,  Colorado  80112-3924.  Each  officer  serves  for an  annual  term or until  his or her resignation, retirement death or removal.

---------------------------------------------------------------------------------------------------------------------------------
                                                   Other Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Name, Position(s) Held with the    Principal Occupation(s) During Past 5 Years
Fund, Length of Service, Age
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Christopher Leavy, Vice            Senior Vice  President  of the Manager  since  September  2000;  portfolio  manager of Morgan
President and Portfolio Manager    Stanley Dean Witter Investment Management  (1997-September  2000). An officer of 8 portfolios
since 2000                         in the OppenheimerFunds complex.
Age:  35
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
David Poiesz,                      Senior Vice  President of the Manager since June 2004;  senior  portfolio  manager at Merrill
Vice President and Portfolio       Lynch.  (October  2002-May  2004);  founding  partner of RiverRock  Capital LLC, a hedge fund
Manager since 2004                 product;   (April  1999-July  2001);  portfolio  manager  at  Jennison  Associates  (November
Age:  48                           1992-March 1999). An officer of 2 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief  Compliance  Officer of the Manager (since March 2004);  Vice
Vice President and Chief           President of OppenheimerFunds Distributor,  Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004      Shareholder  Services,  Inc. (since June 1983); Vice President and Director of Internal Audit
Age: 55                            of the Manager  (1997-February  2004).  An officer of 86 portfolios  in the  OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice  President  and  Treasurer of the Manager  (since  March 1999);  Treasurer of the
Treasurer and Principal            following:  HarbourView Asset Management Corporation,  Shareholder Financial Services,  Inc.,
Financial & Accounting Officer     Shareholder Services,  Inc., Oppenheimer Real Asset Management  Corporation,  and Oppenheimer
since 1999                         Partnership  Holdings,  Inc. (since March 1999), OFI Private  Investments,  Inc. (since March
Age: 46                            2000),  OppenheimerFunds  International Ltd. and  OppenheimerFunds  plc (since May 2000), OFI
                                   Institutional  Asset  Management,  Inc. (since November 2000),  and  OppenheimerFunds  Legacy
                                   Program (since June 2003);  Treasurer and Chief Financial Officer of OFI Trust Company (trust company  subsidiary of the Manager) (since May 2000);  Assistant  Treasurer of the following:
                                   OAC (since March 1999),  Centennial Asset Management  Corporation  (March  1999-October 2003)
                                   and  OppenheimerFunds  Legacy Program (April 2000-June  2003);  Principal and Chief Operating
                                   Officer of Bankers Trust  Company-Mutual  Fund Services  Division (March 1995-March 1999). An
                                   officer of 86 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian Petersen,                    Assistant  Vice  President of the Manager  (since  August  2002);  Manager/Financial  Product
Assistant Treasurer since 2004     Accounting  of the Manager  (November  1998-July  2002).  An officer of 86  portfolios in the
Age: 35                            OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian C. Szilagyi,                 Assistant Vice President of the Manager  (since July 2004);  Director of Financial  Reporting
Assistant Treasurer since 2005     and Compliance of First Data Corporation  (April  2003-July  2004);  Manager of Compliance of
Age: 36                            Berger  Financial  Group LLC (May  2001-March  2003);  Director of Mutual Fund  Operations at
                                   American Data Services,  Inc.  (September  2000-May 2001). An officer of 86 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice President  (since January 2004) and General  Counsel (since March 2002) of the
Vice President and Secretary       Manager;  General  Counsel and Director of the Distributor  (since  December  2001);  General
since 2001                         Counsel of  Centennial  Asset  Management  Corporation  (since  December  2001);  Senior Vice
Age: 57                            President and General Counsel of HarbourView  Asset  Management  Corporation  (since December
                                   2001);  Secretary  and General  Counsel of OAC (since  November  2001);  Assistant  Secretary
                                   (since September 1997) and Director (since November 2001) of  OppenheimerFunds  International
                                   Ltd.  and  OppenheimerFunds  plc;  Vice  President  and Director of  Oppenheimer  Partnership
                                   Holdings,  Inc. (since December 2002);  Director of Oppenheimer Real Asset  Management,  Inc.
                                   (since  November 2001);  Senior Vice  President,  General Counsel and Director of Shareholder
                                   Financial Services,  Inc. and Shareholder  Services,  Inc. (since December 2001); Senior Vice
                                   President,  General  Counsel  and  Director of OFI Private  Investments,  Inc.  and OFI Trust
                                   Company (since November 2001); Vice President of OppenheimerFunds  Legacy Program (since June
                                   2003); Senior Vice President and General Counsel of OFI Institutional Asset Management,  Inc.
                                   (since November  2001);  Director of  OppenheimerFunds  (Asia) Limited (since December 2003);
                                   Senior  Vice  President  (May   1985-December   2003),   Acting  General  Counsel   (November
                                   2001-February  2002) and Associate  General Counsel (May  1981-October  2001) of the Manager;
                                   Assistant Secretary of the following:  Shareholder  Services,  Inc. (May 1985-November 2001),
                                   Shareholder  Financial Services,  Inc. (November  1989-November  2001), and  OppenheimerFunds
                                   International  Ltd.  (September  1997-November  2001).  An  officer of 86  portfolios  in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice President and Associate  Counsel of the Manager  (since May 2004);  First Vice President
Assistant Secretary since          (April 2001-April 2004),  Associate  General Counsel  (December  2000-April 2004),  Corporate
2004                               Vice President (May 1999-April 2001) and Assistant General Counsel (May  1999-December  2000)
Age: 38                            of UBS  Financial  Services  Inc.  (formerly,  PaineWebber  Incorporated).  An  officer of 86 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President  (since June 1998) and Senior Counsel and Assistant  Secretary  (since October
Assistant Secretary since          2003) of the Manager;  Vice  President  (since 1999) and Assistant  Secretary  (since October
2001                               2003) of the Distributor;  Assistant  Secretary of Centennial  Asset  Management  Corporation
Age: 40                            (since October 2003); Vice President and Assistant  Secretary of Shareholder  Services,  Inc.
                                   (since  1999);  Assistant  Secretary  of  OppenheimerFunds  Legacy  Program  and  Shareholder
                                   Financial  Services,  Inc. (since December  2001);  Assistant  Counsel of the Manager (August
                                   1994-October 2003). An officer of 86 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice  President and Deputy  General  Counsel of the Manager  (since  September  2004);
Assistant Secretary since 2004     First  Vice  President   (2000-September  2004),  Director  (2000-September  2004)  and  Vice
Age: 42                            President (1998-2000) of Merrill Lynch Investment Management.  An officer of 86 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------

|X|      Remuneration  of the Officers and  Directors.  The officers and the interested  Director of the Fund, who are affiliated  with the Manager,  receive no salary or fee from the Fund. The Independent  Directors  received the  compensation  shown below from the Fund for serving as a Director and member of a committee (if  applicable),  with respect to the Fund's fiscal year ended  December 31, 2005.
The total compensation,  including accrued retirement  benefits,  from the Fund and fund complex represents  compensation  received for serving as a Director  and member of a committee  (if  applicable)  of the Boards of the Fund and other  funds in the  OppenheimerFunds complex during the calendar year ended December 31, 2005.

------------------------------------------------ ----------------------------------- ---------------------------------
Name of Director and Other Fund Position(s)       Aggregate Compensation From the      Total Compensation From the
                                                                                         Fund and Fund Complex(2)
                                                     Fund(1) Fiscal year ended                  Year ended
(as applicable)                                          December 31, 2005                  December 31, 2005
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
William L. Armstrong                                           $6,788                            $178,000
Chairman of the Board and
Governance Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Robert G. Avis                                                 $4,519                            $118,500
Review Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
George C. Bowen                                                $4,519                            $118,500
Audit Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Edward L. Cameron                                              $5,187                            $136,000
Audit Committee Chairman
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Jon S. Fossel                                                  $4,728                            $124,100
Review Committee Chairman
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Sam Freedman                                                   $4,519                            $118,500
Review Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Beverly Hamilton                                             $4,143(3)                           $107,175
Review Committee Member and
Governance Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
Robert J. Malone                                             $5,212(4)                           $134,868
Governance Committee Chairman and
Audit Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
------------------------------------------------ ----------------------------------- ---------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance                          $4,519                          $169,500(5)
Committee Member
------------------------------------------------ ----------------------------------- ---------------------------------
1.        "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.       In accordance with SEC  regulations,  for purposes of this section only,  "Fund Complex"  includes the Oppenheimer  funds, the
     MassMutual  Institutional  Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect  parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the following:  MassMutual
     Premier  International  Equity Fund,  MassMutual Premier Main Street Fund,  MassMutual  Premier Strategic Income Fund,  MassMutual
     Premier Capital  Appreciation  Fund, and MassMutual  Premier Global Fund. The Manager does not consider  MassMutual  Institutional
     Funds,  MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3.       Includes $4,143 deferred by Ms. Hamilton under the "Deferred Compensation Plan" described below.
4.       Includes $5,212 deferred by Mr. Malone under the "Deferred Compensation Plan" described below.
5.       Includes  $51,000  compensation  paid to Mr.  Marshall  for serving as a Trustee for  MassMutual  Select  Funds and MML Series
     Investment Fund.

|X|      Deferred  Compensation  Plan For Directors.  The Board of Directors has adopted a Deferred  Compensation  Plan for Independent
Directors  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive from the
Fund.  Under the plan,  the  compensation  deferred by a Director is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more  Oppenheimer  funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral  of  Directors'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net income per share.  The plan will not obligate the Fund to retain the services of any Director or to pay any particular  level of  compensation  to any  Director.  Pursuant  to an Order  issued by the SEC,  the Fund may invest in the funds  selected by the  Directors  under the plan without shareholder approval for the limited purpose of determining the value of the Directors' deferred compensation account.

         |X| Major  Shareholders.  As of April 5, 2006,  the only  persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         MG Trust Company  Custodian,  Lionel Sawyer & Collins,  700 17th Street,  Suite 300, Denver,  Colorado  80202-3531 which owned
         195,209.554 Class N shares (representing 9.41% of the Class N shares then outstanding);

         Hartford  Life  Insurance  Company,  Separate  Account  457,  Attn.:  Dave Ten Broeck,  P.O. Box 2999,  Hartford,  Connecticut
         06194-2999 which owned 125,026.385 Class N shares (representing 6.03% of the Class N shares then outstanding);

         Orchard Trust Company LLC, FBO  Oppenheimer  RecordkeeperPro,  8515 E. Orchard Road,  Greenwood  Village,  Colorado  80111-500
         which owned 108,104.622 Class N shares (representing 5.21% of the Class N shares then outstanding);

         RPSS TR,  Regency  Pacific  Inc.,  401(k)  Plan,  Attn.:  Sheila  Sagisi,  970 5th Avenue NW,  Suite 7,  Issaquah,  Washington
         98027-2469 which owned 104,234.048 Class N shares (representing 5.02% of the Class N shares then outstanding);

         Massachusetts  Mutual  Life  Insurance  Co.,  Separate  Investment  Account,  Attn.:  N225,  1295 State  Street,  Springfield,
         Massachusetts  01111-0001  which  owned  4,196,087.308  Class  Y  shares  (representing  78.21%  of the  Class Y  shares  then outstanding);

         Massachusetts  Mutual Life Insurance Co., 1295 State Street,  Springfield,  Massachusetts  01111-0001 which owned  513,089.711
         Class Y shares (representing 9.56% of the Class Y shares then outstanding);

         Taynik & Co., C/O Investors Bank & Trust,  FPG90,  P.O. Box 9130,  Boston,  Massachusetts  02117-9130 which owned  512,421.968
         Class Y shares (representing 9.55% of the Class Y shares then outstanding);

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

|X|      Code of Ethics.  The Fund,  the  Manager  and the  Distributor  have a Code of Ethics.  It is  designed  to detect and prevent improper personal trading by certain employees,  including portfolio managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include persons with knowledge of the investments and investment  intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including securities  that may be purchased or held by the Fund,  subject to a number of restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's  registration  statement  filed with the SEC and can be reviewed  and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain  information  about the hours of operation of the Public Reference
Room by calling the SEC at 1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the
SEC's EDGAR  database at the SEC's  Internet  website at  www.sec.gov.  Copies may be  obtained,  after  paying a  duplicating  fee, by electronic  request  at the  following  E-mail  address:  publicinfo@sec.gov.,  or by writing to the SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

|X|      Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy Voting  Policies and  Procedures  under which the Fund votes proxies relating to securities  ("portfolio  proxies") held by the Fund. The Fund's primary  consideration in voting portfolio  proxies is the financial  interests of the Fund and its  shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio  Proxy Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The Portfolio Proxy Voting Policies and Procedures  include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's  affiliates or business  relationships.  Such a conflict of interest may arise,  for example, where the Manager or an affiliate of the Manager  manages or administers  the assets of a pension plan or other  investment  account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates  generally seek to avoid such  conflicts by  maintaining  separate  investment  decision  making  processes to prevent the sharing of business  objectives  with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally,  the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is  specifically  addressed in the  Guidelines,  the Manager will vote the portfolio proxy in accordance with the  Guidelines,  provided that they do not provide  discretion to the Manager on how to vote on the matter;  and (2) if such proposal is not  specifically  addressed in the  Guidelines or the  Guidelines  provide  discretion to the
Manager on how to vote, the Manager will vote in accordance with the third-party  proxy voting agent's general  recommended  guidelines on the proposal  provided  that the Manager has  reasonably  determined  that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two  procedures  provides an  appropriate  voting  recommendation,  the Manager may retain an independent  fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The  Guidelines'  provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o        The Fund generally votes with the  recommendation  of the issuer's  management on routine matters,  including  ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o        The Fund evaluates  nominees for director  nominated by management on a case-by-case  basis,  examining the following factors, among others:  Composition of the board and key board  committees,  attendance at board  meetings,  corporate  governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o        In general, the Fund opposes anti-takeover  proposals and supports the elimination,  or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder  proposals to reduce a super-majority vote requirement,  and opposes management proposals to add a super-majority vote requirement.
o        The Fund opposes proposals to classify the board of directors or trustees.
o        The Fund supports proposals to eliminate cumulative voting.
o        The Fund opposes re-pricing of stock options without shareholder approval.
o        The Fund  generally  considers  executive  compensation  questions  such as stock  option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the
              Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file Form N-PX,  with its  complete  proxy voting  record for the 12 months ended June 30th,  no later than August 31st of each year.  The Fund's  Form N-PX  filing is  available  (i)  without  charge,  upon  request,  by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

         |X|  The Investment  Advisory  Agreement.  The Manager provides  investment advisory and management services to the Fund under an  investment  advisory  agreement  between the Manager and the Fund.  The Manager  selects  securities  for the Fund's  portfolio and handles  its  day-to-day  business.  The  portfolio  managers  of the Fund are  employed  by the  Manager  and are the  persons who are principally  responsible for the day-to-day management of the Fund's portfolio.  Other members of the Manager's Equity and Fixed-Income
Portfolio Departments provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The  agreement  requires  the  Manager,  at its  expense,  to provide the Fund with  adequate  office  space,  facilities  and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide  effective  administration  for the Fund.  Those  responsibilities  include the  compilation and maintenance of records with respect to its  operations,  the  preparation and filing of specified  reports,  and  composition of proxy  materials and  registration statements for continuous public sale of shares of the Fund.

         The Fund pays  expenses not  expressly  assumed by the Manager  under the advisory  agreement.  The advisory  agreement  lists examples of  expenses  paid by the Fund.  The major  categories  relate to  interest,  taxes,  brokerage  commissions,  fees to certain
Directors,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain printing and registration costs and  non-recurring  expenses,  including  litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates  described in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

---------------------------------------- ---------------------------------------------------------------------------
       Fiscal Year ended 12/31:                        Management Fees Paid to OppenheimerFunds, Inc.
---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------
                 2003                                                   $13,118,248
---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------
                 2004                                                   $14,134,220
---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------
                 2005                                                   $13,796,095
---------------------------------------- ---------------------------------------------------------------------------

         The investment  advisory  agreement  states that in the absence of willful  misfeasance,  bad faith,  gross  negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

         The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general  distributor.  If the
Manager  shall no longer  act as  investment  advisor  to the Fund,  the  Manager  may  withdraw  the right of the Fund to use the name
"Oppenheimer" as part of its name.

 Portfolio  Managers.  The Fund's  portfolio  is managed by  Christopher  Leavy and David  Poiesz  (each is referred to as a "Portfolio
Manager"  and  collectively  they are  referred to as the  "Portfolio  Managers").  They are the persons  who are  responsible  for the day-to-day management of the Fund's investments.

      Other Accounts  Managed.  In addition to managing the Fund's  investment  portfolio,  each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates.  The following table provides  information,  as of
December 31,  2005,  regarding the other portfolios  managed by each Portfolio  Manager.  No account has a  performance-based  advisory fee:

       Portfolio Manager     Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed      Managed(1)      Managed        Managed(1)      Managed     Managed(2)
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
       Christopher Leavy         11         $7,573.3          1             $10.5            1           $65.7
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
          David Poiesz           4         $4,515.04         None            None          None          None
     ---------------------------------------------------------------------------------------------------------------
     1.  In millions.
     2.  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

         As indicated  above,  each of the  Portfolio  Managers  also manage other funds and  accounts.  Potentially,  at times,  those responsibilities  could  conflict with the interests of the Fund.  That may occur whether the  investment  strategies of the other fund or account are the same as, or different from, the Fund's  investment  objectives and strategies.  For example,  the Portfolio  Manager may need to allocate  investment  opportunities  between the Fund and another fund or account having similar  objectives or strategies, or he may need to execute  transactions  for another fund or account that could have a negative  impact on the value of securities held by the Fund.  Not all funds and accounts  advised by the Manager  have the same  management  fee. If the  management  fee  structure of another fund or account is more  advantageous  to the Manager than the fee  structure of the Fund,  the Manager could have an incentive to favor  the other  fund or  account.  However,  the  Manager's  compliance  procedures  and Code of Ethics  recognize  the  Manager's fiduciary  obligations  to treat all of its  clients,  including  the Fund,  fairly and  equitably,  and are  designed to preclude  the
Portfolio Managers from favoring one client over another. It is possible,  of course, that those compliance  procedures and the Code of
Ethics may not always be adequate to do so. At different  times,  one or more of the Fund's  Portfolio  Managers may manage other funds or accounts  with  investment  objectives  and  strategies  that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

       Compensation of the Portfolio  Managers.  The Fund's Portfolio  Managers are employed and compensated by the Manager,  not the
Fund.  Under the  Manager's  compensation  program for its portfolio  managers and  portfolio  analysts,  their  compensation  is based primarily on the  investment  performance  results of the funds and accounts they manage,  rather than on the financial  success of the
Manager.  This is intended to align the  portfolio  managers' and  analysts'  interests  with the success of the funds and accounts and their  investors.  The  Manager's  compensation  structure is designed to attract and retain  highly  qualified  investment  management professionals  and to reward  individual and team  contributions  toward creating  shareholder  value.  As of  December 31,  2005, each
Portfolio Manager's  compensation  consisted primarily of three elements:  a base salary, an annual discretionary bonus and eligibility to participate in long-term  awards of options and appreciation  rights in regard to the common stock of the Manager's  holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio  manager is reviewed  regularly to ensure that it reflects the  performance of the individual, is commensurate  with the  requirements of the particular  portfolio,  reflects any specific  competence or specialty of the individual manager,  and is competitive with other comparable  positions,  to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior  management of the Manager and is based on a number of factors,  including a fund's  pre-tax  performance for periods of up to five years,  measured against an appropriate  benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper - Large Cap Core Funds. Other factors include  management  quality (such as style  consistency,  risk management, sector coverage,  team leadership and coaching) and organizational  development.  The Portfolio Managers'  compensation is not based on the total  value of the  Fund's  portfolio  assets,  although  the  Fund's  investment  performance  may  increase  those  assets.  The compensation  structure  is also  intended to serve to reduce  potential  conflicts  of  interest  between the Fund and other funds and accounts  managed by the  Portfolio  Managers.  The  compensation  structure of the other funds and accounts  managed by the  Portfolio
Managers is the same as the compensation structure of the Fund, described above.

          Ownership of Fund Shares.  As of December 31, 2005, each Portfolio  Manager  beneficially  owned shares of the Fund as follows:

                  Portfolio Manager                            Range of Shares Beneficially
                                                               Owned in the Fund
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  David Poiesz                                    $10,001 - $50,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Christopher Leavy                               None
                  ------------------------------------------------------------------------------------

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio  transactions  for the Fund.  The advisory  agreement  contains  provisions  relating to the  employment of broker-dealers  to  effect  the  Fund's  portfolio  transactions.  The  Manager  is  authorized  by the  advisory  agreement  to employ broker-dealers,  including  "affiliated  brokers," as that term is defined in the Investment  Company Act, that the Manager thinks,  in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain,  at reasonable  expense,  the "best execution" of the Fund's  portfolio  transactions.  "Best  execution"  means prompt and reliable  execution at the most favorable price obtainable for the services provided.  The Manager need not seek competitive  commission  bidding.  However, it is expected to be aware of the current  rates of eligible  brokers and to  minimize  the  commissions  paid to the extent  consistent  with the  interests  and policies of the Fund as established by its Board of Directors.

         Under the investment advisory agreement,  in choosing brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than  affiliates)  that provide both brokerage and research  services to the Fund. The commissions  paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith  determination  that the commission is fair and reasonable in relation to the services provided.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

         The  Manager's  portfolio  traders  allocate  brokerage  based upon  recommendations  from the Manager's  portfolio  managers, together with the portfolio traders' judgment as to the execution  capability of the broker or dealer. In certain instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's  executive officers supervise the allocation of brokerage.

         Transactions  in securities  other than those for which an exchange is the primary market are generally  done with  principals or market makers.  In transactions  on foreign  exchanges,  the Fund may be required to pay fixed  brokerage  commissions and therefore would not have the benefit of negotiated  commissions that are available in U.S. markets.  Brokerage commissions are paid primarily for transactions  in listed  securities  or for certain  fixed-income  agency  transactions  executed in the secondary  market.  Otherwise, brokerage  commissions  are paid only if it appears  likely that a better price or execution  can be obtained by doing so. In an option transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other  accounts  advised by the Manager  have  investment  policies  similar to those of the Fund.  Those other  accounts  may purchase  or sell the same  securities  as the Fund at the same  time as the Fund,  which  could  affect  the  supply  and price of the securities.  If two or more  accounts  advised by the Manager  purchase  the same  security on the same day from the same  dealer,  the transactions  under those  combined  orders are  averaged as to price and  allocated  in  accordance  with the  purchase or sale orders actually placed for each account.  When possible,  the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.  The  transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Rule 12b-1 under the Investment  Company Act prohibits any fund from  compensating a broker or dealer for promoting or selling the fund's  shares by (1)  directing to that broker or dealer any of the fund's  portfolio  transactions,  or (2)  directing  any other remuneration  to that  broker  or  dealer,  such as  commissions,  mark-ups,  mark  downs  or other  fees  from  the  fund's  portfolio transactions,  that were  effected by another  broker or dealer (these latter  arrangements  are  considered to be a type of "step-out"
transaction).  In other  words,  a fund and its  investment  adviser  cannot  use the fund's  brokerage  for the  purpose of  rewarding broker-dealers for selling the fund's shares.

         However,  the Rule permits funds to effect  brokerage  transactions  through  firms that also sell fund shares,  provided that certain  procedures are adopted to prevent a quid pro quo with respect to portfolio  brokerage  allocations.  As permitted by the Rule, the Manager has adopted  procedures  (and the Fund's Board of Directors has approved those  procedures)  that permit the Fund to direct portfolio  securities  transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations  discussed above. Those procedures are designed to prevent:  (1) the Manager's personnel who effect the Fund's portfolio transactions  from  taking  into  account a broker's or dealer's  promotion  or sales of the Fund  shares  when  allocating  the Fund's portfolio  transactions,  and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager  directs or is expected to direct the Fund's  brokerage  directly,  or through a "step-out"  arrangement,  to any broker or dealer in  consideration  of that  broker's  or  dealer's  promotion  or sale of the  Fund's  shares or the  shares of any of the other
Oppenheimer funds.

         The investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research services provided by a particular  broker may be useful both to the Fund and to one or more of the other accounts  advised by the Manager or its affiliates.  Investment  research may be supplied to the Manager by the broker or by a third party at the instance of a broker  through which trades are placed.

         Investment  research  services  include  information and analysis on particular  companies and industries as well as market or economic trends and portfolio  strategy,  market  quotations for portfolio  evaluations,  analytical  software and similar products and services.  If a research  service also assists the Manager in a non-research  capacity  (such as  bookkeeping  or other  administrative functions),  then only the percentage or component that provides  assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

         Although the Manager  currently  does not do so, the Board of Directors  may permit the Manager to use stated  commissions  on secondary  fixed-income  agency trades to obtain  research if the broker  represents to the Manager that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless  principal  transaction.  The Board of Directors may also permit the Manager to use  commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research  services  provided by brokers  broaden the scope and  supplement  the research  activities of the Manager.  That research  provides  additional  views and comparisons  for  consideration,  and helps the Manager to obtain market  information for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides information to the Board about the commissions  paid to brokers  furnishing such services,  together with the Manager's  representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the fiscal years ended December 31, 2003,  2004 and 2005, the Fund paid the total  brokerage  commissions  indicated in the chart  below.  During the fiscal year ended  December 31,  2005,  the Fund paid  $3,355,350  in  commissions  to firms that provide brokerage and research services to the Fund with respect to $3,331,032,174 of aggregate portfolio  transactions.  All such transactions were on a "best  execution"  basis,  as described  above.  The  provision  of research  services  was not  necessarily  a factor in the placement of all such transactions.

------------------------------------------- ---------------------------------------------------------------
      Fiscal Year Ended December 31,                Total Brokerage Commissions Paid by the Fund*
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2003                                               $8,797,559
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2004                                               $6,246,484
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2005                                               $3,987,544
------------------------------------------- ---------------------------------------------------------------
   *   Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor.  Under its General Distributor's  Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous  public offering of the Fund's classes of shares.  The Distributor  bears the expenses  normally  attributable to sales, including  advertising  and the cost of printing and mailing  prospectuses,  other than those furnished to existing  shareholders.  The
Distributor is not obligated to sell a specific number of shares.

         The sales  charges  and  concessions  paid to, or  retained  by, the  Distributor  from the sale of shares and the  contingent deferred  sales charges  retained by the  Distributor  on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

----------------- ----------------------- -----------------------
  Fiscal Year      Aggregate Front-End      Class A Front-End
                     Sales Charges on         Sales Charges
                      Class A Shares           Retained by
  Ended 12/31:                                Distributor(1)
----------------- ----------------------- -----------------------
----------------- ----------------------- -----------------------
      2003              $1,305,031               $427,755
----------------- ----------------------- -----------------------
----------------- ----------------------- -----------------------
      2004              $1,271,651               $435,814
----------------- ----------------------- -----------------------
----------------- ----------------------- -----------------------
      2005              $1,250,776               $412,352
----------------- ----------------------- -----------------------
1.       Included amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

----------------- ----------------------- ----------------------- ----------------------- --------------------------
  Fiscal Year      Concessions on Class    Concessions on Class    Concessions on Class    Concessions on Class N
                   A Shares Advanced by    B Shares Advanced by    C Shares Advanced by      Shares Advanced by
  Ended 12/31:        Distributor(1)          Distributor(1)          Distributor(1)           Distributor(1)
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2003               $50,866                 $954,019                $86,626                   $74,766
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2004               $52,423                 $779,906                $74,504                   $31,680
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2005               $60,687                 $632,979                $77,758                   $21,326
----------------- ----------------------- ----------------------- ----------------------- --------------------------
1.       The Distributor  advances  concession  payments to dealers for certain sales of Class A shares and for sales of Class B, Class
     C and Class N shares from its own resources at the time of sale.

----------------- ----------------------- ----------------------- ----------------------- --------------------------
Fiscal      Year    Class A Contingent      Class B Contingent      Class C Contingent       Class N Contingent
                      Deferred Sales          Deferred Sales          Deferred Sales
Ended 12/31        Charges Retained by     Charges Retained by     Charges Retained by     Deferred Sales Charges
                       Distributor             Distributor             Distributor         Retained by Distributor
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2003                $9,692                 $747,803                 $7,395                   $21,009
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2004                $5,919                 $595,433                 $8,397                   $13,388
----------------- ----------------------- ----------------------- ----------------------- --------------------------
----------------- ----------------------- ----------------------- ----------------------- --------------------------
      2005                $1,076                 $399,047                $11,012                   $8,055
----------------- ----------------------- ----------------------- ----------------------- --------------------------

Distribution  and Service Plans.  The Fund has adopted a Service Plan for Class A shares and  Distribution  and Service Plans for Class
B, Class C and Class N shares under Rule 12b-1 of the Investment  Company Act. Under those plans the Fund pays the  Distributor for all or a portion of its costs incurred in connection with the  distribution  and/or servicing of the shares of the particular  class.  Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors(1), cast in  person  at a meeting called for the purpose of voting on that plan.

         Under the Plans,  the Manager and the Distributor  may make payments to affiliates.  In their sole  discretion,  they may also from time to time make substantial  payments from their own resources,  which include the profits the Manager derives from the advisory fees it receives  from the Fund,  to  compensate  brokers,  dealers,  financial  institutions  and other  intermediaries  for providing distribution  assistance and/or administrative  services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as "revenue  sharing,"  may relate to the Fund's  inclusion on a financial  intermediary's  preferred  list of funds offered to its clients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Directors and its Independent  Directors  specifically vote annually to approve its continuance.  Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the Independent  Directors or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

         The Board of  Directors  and the  Independent  Directors  must  approve all  material  amendments  to a plan.  An amendment to increase  materially  the amount of  payments to be made under a plan must be approved  by  shareholders  of the class  affected by the amendment.  Because  Class B shares of the Fund  automatically  convert  into Class A shares 72 months  after  purchase,  the Fund must obtain  the  approval  of both  Class A and Class B  shareholders  for a  proposed  material  amendment  to the Class A plan that would materially  increase  payments under the plan.  That approval must be by a majority of the shares of each class,  voting  separately by class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate written reports on the plans to the Board of
Directors at least  quarterly  for its review.  The reports  shall detail the amount of all payments  made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

         Each plan  states  that while it is in  effect,  the  selection  and  nomination  of those  Directors  of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the Independent Directors.  This does not prevent the involvement of others in the selection and  nomination  process as long as the final  decision as to selection or nomination is approved by a majority of the Independent Directors.

         Under the plans for a class,  no payment will be made to any  recipient in any period in which the  aggregate  net asset value of all Fund shares of that class held by the  recipient  for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Independent Directors.

|X|      Class A Service Plan Fees.  Under the Class A service plan, the Distributor  currently uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions  (they are referred to as  "recipients")  for personal  services and account maintenance services they provide for their customers who hold Class A shares. The services include,  among others,  answering customer inquiries  about the Fund,  assisting  in  establishing  and  maintaining  accounts  in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the Distributor.  The Class A service plan permits  reimbursements to the  Distributor at a rate of up to 0.25% of average annual net assets of Class A shares.  The Board has set the rate at that level.
The  Distributor  does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the  broker-dealer  of record.  While the plan  permits the Board to authorize  payments to the  Distributor  to  reimburse  itself for services  under the plan,  the Board has not yet done so,  except in the case of the special  arrangement  described  below,  regarding grandfathered  retirement accounts. The Distributor makes payments to recipients  periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares  subject to a contingent  deferred sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001  ("grandfathered  retirement  accounts"),  the  Distributor  currently  intends to pay the service  fee to  recipients  in advance for the first year after the shares are  purchased.  During the first year the shares are sold, the Distributor  retains the service fee to reimburse itself for the costs of distributing the shares.  After the first year shares are outstanding,  the Distributor  makes service fee payments to recipients  periodically on those shares.  The advance payment is based on the net asset value of shares  sold.  Shares  purchased  by exchange do not  qualify for the advance  service fee  payment.  If Class A shares purchased by  grandfathered  retirement  accounts are redeemed during the first year after their purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

For the fiscal year ended  December 31, 2005 payments under the Class A plan totaled  $4,623,893,  of which $85,187 was retained by the
Distributor  under the arrangement  described above,  regarding  grandfathered  retirement  accounts,  and included $260,638 paid to an affiliate of the Distributor's parent company.  Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments  received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|      Class B, Class C and Class N Distribution and Service Plan Fees.  Under each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day during the period.  Each plan provides for the  Distributor to be compensated at a flat rate,  whether the  Distributor's  distribution expenses  are more or less than the amounts  paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a periodic basis,  without payment in advance.  However,  the  Distributor  currently  intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are  purchased.  After the first year Class B, Class
C or Class N shares are outstanding,  after their purchase,  the Distributor  makes service fee payments  periodically on those shares.
The  advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance service fee payment.  If Class B, Class C or Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those  shares.  Class B,  Class C or Class N shares may not be  purchased  by an  investor  directly  from the  Distributor without the investor designating another registered  broker-dealer.  If the investor no longer has another  broker-dealer of record for an existing account,  the Distributor is automatically  designated as the broker-dealer of record, but solely for the purpose of acting as the investor's  agent to purchase the shares.  In those cases,  the Distributor  retains the asset-based  sales charge paid on Class
B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

         The  asset-based  sales  charge and service  fees  increase  Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

         The Distributor  retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing concession  to the  recipient  on  Class C  shares  outstanding  for a year or  more.  If a dealer  has a  special  agreement  with the
Distributor,  the  Distributor  will pay the Class B, Class C or Class N service  fee and the  asset-based  sales  charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The  asset-based  sales charge on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based sales charge to the
Distributor  for its services  rendered in distributing  Class B, Class C and Class N shares.  The payments are made to the Distributor in recognition that the Distributor:
o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales  concessions  and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares,
o        bears the costs of sales  literature,  advertising and prospectuses  (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to  adequately  compensate  dealers that sell Class B, Class C and Class N shares  without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives  payments  under  the  plans  consistent  with  the  service  fees  and  asset-based  sales  charges  paid  by  other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party  distribution  programs that may increase sales of Fund shares,
o        may  experience  increased  difficulty  selling the Fund's  shares if payments  under the plan are  discontinued  because most competitor  funds have plans that pay  dealers  for  rendering  distribution  services  as much or more than the  amounts currently being paid by the Fund, and
o        may not be able to continue  providing,  at the same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The  Distributor's  actual  expenses in selling  Class B, Class C and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B,
Class C or Class N plan is terminated by the Fund,  the Board of Directors may allow the Fund to continue  payments of the  asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

----------------------------------------------------------------------------------------------------------------------
                        Distribution Fees Paid to the Distributor for the Year Ended 12/31/05
----------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class:                 Total Payments      Amount Retained by      Distributor's Aggregate         Distributor's
                                                                                               Unreimbursed Expenses
                                                                    Unreimbursed Expenses      as % of Net Assets of
                         Under Plan            Distributor               Under Plan                    Class
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class B Plan           $2,247,893(1)           $1,605,197                    $0                         0%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class C Plan            $750,560(2)              $81,885                 $2,045,745                    2.67%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class N Plan             $81,217(3)              $40,186                  $283,054                     1.50%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
1.       Includes $35,732 paid to an affiliate of the Distributor's parent company.
2.       Includes $23,566 paid to an affiliate of the Distributor's parent company.
3.       Includes $2,362 paid to an affiliate of the Distributor's parent company.

         All  payments  under the plans are  subject  to the  limitations  imposed  by the  Conduct  Rules of the NASD on  payments  of asset-based sales charges and service fees.

Payments to Fund Intermediaries

         Financial  intermediaries  may receive various forms of compensation or reimbursement  from the Fund in the form of 12b-1 plan payments as  described in the  preceding  section of this SAI.  They may also receive  payments or  concessions  from the  Distributor, derived from sales  charges  paid by the clients of the  financial  intermediary,  also as  described  in this SAI.  Additionally,  the
Manager and/or the Distributor  (including  their  affiliates) may make payments to financial  intermediaries  in connection with their offering  and  selling  shares of the Fund and other  Oppenheimer  funds,  providing  marketing  or  promotional  support,  transaction processing and/or administrative  services.  Among the financial intermediaries that may receive these payments are brokers and dealers who sell  and/or  hold  shares of the Fund,  banks  (including  bank trust  departments),  registered  investment  advisers,  insurance companies, retirement plan and qualified tuition program administrators,  third party administrators,  and other institutions that have selling,  servicing  or similar  arrangements  with the Manager or  Distributor.  The payments to  intermediaries  vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o        Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o        depending  on the share  class that the  investor  selects,  contingent  deferred  sales  charges or initial  front-end  sales charges,  all or a  portion  of  which  front-end  sales  charges  are  payable  by the  Distributor  to  financial intermediaries (see "About Your Account" in the Prospectus);
o        ongoing asset-based  payments  attributable to the share class selected,  including fees payable under the Fund's distribution and/or  service  plans adopted under Rule 12b-1 under the  Investment  Company Act,  which are paid from the Fund's assets and  allocated  to the class of shares to which the plan relates  (see "About the Fund --  Distribution  and
                    Service Plans" above);
o        shareholder  servicing payments for providing omnibus  accounting,  recordkeeping,  networking,  sub-transfer  agency or other administrative  or shareholder  services,  including  retirement  plan and 529 plan  administrative  services fees, which are paid from the assets of a Fund as  reimbursement  to the Manager or  Distributor  for expenses they incur on behalf of the Fund.

o        Payments  made by the Manager or  Distributor  out of their  respective  resources and assets,  which may include  profits the
             Manager derives from investment  advisory fees paid by the Fund.  These payments are made at the discretion of the Manager and/or the  Distributor.  These  payments,  often  referred to as "revenue  sharing"  payments,  may be in addition to the payments by the Fund listed above.

o        These types of payments  may reflect  compensation  for  marketing  support,  support  provided in offering  the Fund or other
                    Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o        The Manager and  Distributor  each may also pay other  compensation  to the extent the payment is not  prohibited by law or by any  self-regulatory  agency,  such as the NASD.  Payments  are made  based on the  guidelines  established  by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial  intermediaries  to actively  market or promote the sale of shares of the
Fund or other Oppenheimer  funds, or to support the marketing or promotional  efforts of the Distributor in offering shares of the Fund or other  Oppenheimer  funds. In addition,  some types of payments may provide a financial  intermediary with an incentive to recommend the Fund or a particular  share class.  Financial  intermediaries  may earn profits on these payments,  since the amount of the payment may exceed the cost of providing the service.  Certain of these payments are subject to limitations  under  applicable  law.  Financial intermediaries  may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's  Prospectus and this SAI. You should ask your financial  intermediary for information  about any payments it receives  from the Fund,  the Manager or the  Distributor  and any  services it  provides,  as well as the fees and  commissions  it charges.

         Although  brokers or dealers that sell Fund shares may also act as a broker or dealer in connection  with the execution of the purchase or sale of portfolio  securities by the Fund or other  Oppenheimer  funds, a financial  intermediary's  sales of shares of the
Fund or such other  Oppenheimer  funds is not a  consideration  for the Manager when  choosing  brokers or dealers to effect  portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o        transactional  support,  one-time charges for setting up access for the Fund or other Oppenheimer funds on particular  trading systems, and paying the intermediary's networking fees;
o        program  support,  such as expenses  related to including the Oppenheimer  funds in retirement  plans,  college savings plans, fee-based  advisory or wrap fee programs,  fund  "supermarkets",  bank or trust company  products or insurance  companies'
             variable annuity or variable life insurance products;
o        placement on the dealer's list of offered funds and providing  representatives  of the Distributor  with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally,  the  Manager  or  Distributor  may make  payments  for firm  support,  such as  business  planning  assistance, advertising,  and educating a financial  intermediary's sales personnel about the Oppenheimer funds and shareholder  financial planning needs.

         For the year ended December 31, 2005, the following financial  intermediaries  that are broker-dealers  offering shares of the
Oppenheimer  funds,  and/or their respective  affiliates,  received revenue sharing or similar  distribution-related  payments from the
Manager or Distributor for marketing or program support:

Advantage Capital Corp./Financial Services Corp.           Advest, Inc.
Aegon USA                                                  Aetna Retirement Services, Inc.
A.G. Edwards & Sons, Inc.                                  AIG Life
Allianz Life Insurance Company                             Allmerica Financial Life Insurance and Annuity Co.
Allstate Financial Advisors                                American Enterprise Life Insurance
American General Securities, Inc.                          American General Annuity
Ameriprise Financial Services, Inc.                        American Portfolio Financial Services, Inc.
Ameritas Life Insurance Corporation                        Annuity Investors Life
Associated Securities                                      AXA Advisors
Banc One Securities Corp.                                  BNY Investment Center, Inc.
Cadaret Grant & Co. Inc.                                   Charles Schwab - Great West Life
Chase Investment Services Corp.                            CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)                       CitiStreet
Citizens Bank of Rhode Island                              CJM Planning Corp.
Columbus Life Insurance Company                            Commonwealth Financial Network
CUNA Brokerage Services, Inc.                              CUSO Financial Services, L.P.
Federal Kemper Life Assurance Company                      Financial Network (ING)
First Global Capital                                       GE Financial Assurance - GE Life & Annuity
Glenbrook Life and Annuity Co.                             Hartford
HD Vest                                                    HSBC Brokerage (USA) Inc.
ING Financial Advisers                                     ING Financial Partners
Jefferson Pilot Life Insurance Company                     Jefferson Pilot Securities Corp.
John Hancock Life Insurance Co.                            Kemper Investors Life Insurance Co.
Legend Equities Corp.                                      Legg Mason
Lincoln Benefit Life                                       Lincoln Financial
Lincoln Investment Planning, Inc.                          Lincoln National Life
Linsco Private Ledger                                      MassMutual Financial Group and affiliates
McDonald Investments, Inc.                                 Merrill Lynch & Co. and affiliates
MetLife and affiliates                                     Minnesota Life Insurance Company
Mony Life Insurance Co.                                    Morgan Stanley Dean Witter, Inc.
Multi-Financial (ING)                                      Mutual Service Corporation
National Planning Holdings, Inc.                           Nationwide and affiliates
NFP                                                        New York Life Securities, Inc.
Park Avenue Securities LLC                                 PFS Investments, Inc.
Prime Capital Services, Inc.                               Primevest Financial Services, Inc. (ING)
Protective Life Insurance Co.                              Prudential Investment Management Services LLC
Raymond James & Associates                                 Raymond James Financial Services
RBC Dain Rauscher Inc.                                     Royal Alliance
Securities America Inc.                                    Security Benefit Life Insurance Co.
Sentra Securities                                          Signator Investments
Sun Life Assurance Company of Canada                       SunAmerica Securities, Inc.
SunTrust Securities                                        Thrivent
Travelers Life & Annuity Co., Inc.                         UBS Financial Services Inc.
Union Central Life Insurance Company                       United Planners
Valic Financial Advisors, Inc.                             Wachovia Securities LLC
Walnut Street Securities (Met Life Network)                Waterstone Financial Group
Wells Fargo Investments, LLC

         For the year ended December 31, 2005, the following  firms,  which in some cases are  broker-dealers,  received  payments from the Manager or Distributor  for  administrative  or other services  provided (other than revenue  sharing  arrangements),  as described above:

ABN AMRO Financial Services Inc.                           ACS HR Solutions LLC
Administrative Management Group                            ADP Broker/Dealer Inc.
Aetna Financial Services                                   Alliance Benefit Group
American Stock Transfer & Trust Co                         Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC                         Banc One Securities Corp.
BCG Securities                                             Benefit Administration Company LLC
Benefit Administration Inc.                                Benefit Plans Administrative Services
Benetech Inc.                                              Bisys Retirement Services
Boston Financial Data Services Inc.                        Ceridian Retirement Plan Services
Charles Schwab & Co Inc.                                   Charles Schwab Trust Company
Circle Trust Company                                       Citigroup Global Markets Inc.
CitiStreet                                                 City National Bank
Columbia Funds Distributor Inc.                            CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                                      Digital Retirement Solutions
DST Systems Inc.                                           Dyatech LLC
Edgewood/Federated Investments                             ERISA Administrative Services Inc.
Expert Plan Inc.                                           FASCorp
FBD Consulting Inc.                                        Fidelity Institutional Operations Co.
Fidelity Investments                                       First National Bank of Omaha
First Trust Corp.                                          First Trust-Datalynx
Franklin Templeton                                         Geller Group LTD
GoldK Inc.                                                 Great West Life & Annuity Ins Co.
Hartford Life Insurance Co                                 Hewitt Associates LLC
ICMA-RC Services LLC                                       Independent Plan Coordinators Inc.
ING                                                        Ingham Group
Interactive Retirement Systems                             Invesco Retirement Plans
Invesmart                                                  InWest Pension Management
John Hancock Life Insurance Co.                            JPMorgan Chase & Co
JPMorgan Chase Bank                                        July Business Services
Kaufman & Goble                                            Leggette & Company Inc.
Lincoln National Life                                      MassMutual Financial Group and affiliates
Matrix Settlement & Clearance Services                     Mellon HR Solutions
Mercer HR Services                                         Merrill Lynch & Co., Inc.
Metavante 401(k) Services                                  Metlife Securities Inc.
MFS Investment Management                                  Mid Atlantic Capital Corp.
Milliman Inc.                                              Morgan Stanley Dean Witter Inc.
National City Bank                                         National Financial Services Corp.
Nationwide Investment Service Corp.                        New York Life Investment Management
Northeast Retirement Services                              Northwest Plan Services Inc.
Pension Administration and Consulting                      PFPC Inc.
Plan Administrators Inc.                                   PlanMember Services Corporation
Princeton Retirement Group Inc.                            Principal Life Insurance Co
Programs for Benefit Plans Inc.                            Prudential Retirement Insurance & Annuity Co.
Prudential Retirement Services                             PSMI Group
Putnam Investments                                         Quads Trust Company
RSM McGladrey Retirement Resources                         SAFECO
Standard Insurance Co                                      Stanley Hunt DuPree Rhine
Stanton Group Inc.                                         State Street Bank & Trust
Strong Capital Management Inc.                             Symetra Investment Services Inc.
T Rowe Price Associates                                    Taylor Perky & Parker LLC
Texas Pension Consultants                                  The 401(K) Company
The Chicago Trust Company                                  The Retirement Plan Company LLC
The Vanguard Group                                         TruSource
Unified Fund Services Inc.                                 Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)                                  Valic Retirement Services Co
Wachovia Bank NA                                           Web401k.com
Wells Fargo Bank NA                                        Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a variety of terms to  illustrate  its  investment  performance.  Those terms include  "cumulative  total return,"  "average annual total return," "average annual total return at net asset value" and "total return at net asset  value." An  explanation  of how total  returns  are  calculated  is set forth  below.  The  charts  below show the Fund's performance  as of the Fund's most  recent  fiscal  year end.  You can obtain  current  performance  information  by calling the Fund's
Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of  performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.  However,  a number of factors should be considered before using the Fund's  performance  information as a basis for comparison with other investments:

o        Total  returns  measure  the  performance  of a  hypothetical  account in the Fund over  various  periods  and do not show the performance of each shareholder's  account.  Your account's performance will vary from the model performance data if your dividends  are received in cash,  or you buy or sell shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Total  returns  for any given  past  period  represent  historical  performance  information  and are not,  and  should not be considered, a prediction of future returns.

         The performance of each class of shares is shown  separately,  because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments,  the maturity of those investments,  the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X|  Total Return Information.  There are different types of "total returns" to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period,  assuming that all dividends and capital gains distributions  are  reinvested  in  additional  shares  and that the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However,  average annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

              In  calculating  total  returns for Class A shares,  the current  maximum  sales charge of 5.75% (as a percentage  of the offering  price) is deducted from the initial  investment  ("P" in the formula below) (unless the return is shown without sales charge, as described  below).  For Class B shares,  payment of the applicable  contingent  deferred  sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the second year,  3.0% in the third and fourth  years,  2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1.0% contingent  deferred sales charge is deducted for returns for the one-year  period.  For Class N shares,  the 1.0%  contingent  deferred sales charge is deducted for returns for the one-year  period,  and total returns for the periods prior to 03/01/01 (the  inception date for Class N shares) are based on the Fund's
Class A returns, adjusted to reflect the higher Class N 12b-1 fees.  There is no sales charge on Class Y shares.

o        Average Annual Total Return.  The "average  annual total return" of each class is an average annual  compounded rate of return for each year in a  specified  number  of  years.  It is the rate of return  based on the  change  in value of a  hypothetical  initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     = Average Annual Total Return
  P

o        Average Annual Total Return (After Taxes on  Distributions).  The "average annual total return (after taxes on distributions)"
of Class A shares is an average annual  compounded  rate of return for each year in a specified  number of years,  adjusted to show the effect of federal taxes  (calculated  using the highest  individual  marginal  federal  income tax rates in effect on any  reinvestment date) on any  distributions  made by the Fund during the specified  period.  It is the rate of return based on the change in value of a hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n" in the  formula) to achieve an ending value ("ATVD" in the formula) of that investment,  after taking into account the effect of taxes on Fund distributions,  but not on the redemption of Fund shares, according to the following formula:

ATVD   l/n       - 1   = Average Annual Total Return (After Taxes on Distributions)
  P

o        Average Annual Total Return (After Taxes on Distributions and  Redemptions).  The "average annual total return (after taxes on distributions  and  redemptions)" of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any  reinvestment  date) on any  distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital loss tax benefits  (each  calculated  using the highest  federal  individual  capital  gains tax rate in effect on the redemption  date)  resulting from the  redemption of the shares at the end of the period.  It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve  an ending  value  ("ATVDR"  in the  formula)  of that  investment,  after  taking  into  account  the  effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR    l/n      - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
  P

o        Cumulative Total Return. The "cumulative total return" calculation  measures the change in value of a hypothetical  investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

o        Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average  annual total return
"at net asset value"  (without  deducting  sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales charge on
Class Y  shares.  Each is based on the  difference  in net  asset  value per share at the  beginning  and the end of the  period  for a hypothetical  investment in that class of shares (without  considering  front-end or contingent  deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 12/31/05
---------------------------------------------------------------------------------------------------------------------
--------------- ------------------------ ----------------------------------------------------------------------------
Class       of     Cumulative Total                             Average Annual Total Returns
                 Returns (10 years or
Shares              Life of Class)
--------------- ------------------------ ----------------------------------------------------------------------------
--------------- ------------------------ ------------------------- ------------------------ -------------------------
                                                  1-Year                   5-Year                   10-Year
                                                                     (or life-of-class)        (or life-of-class)
--------------- ------------------------ ------------------------- ------------------------ -------------------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
                   After     Without        After       Without    After         Without       After       Without
                   Sales     Sales          Sales        Sales     Sales          Sales        Sales        Sales
                  Charge       Charge      Charge       Charge       Charge      Charge       Charge       Charge
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class A(1)      116.57%      129.78%     1.94%        8.16%        0.97%       2.17%        8.03%        8.68%
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class B(2)      118.85%      118.85%     2.36%        7.16%        0.95%       1.28%        8.15%        8.15%
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class C(3)      110.75%      110.75%     6.20%        7.16%        1.26%       1.26%        7.74%        7.74%
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class N(4)      13.14%       13.14%      6.76%        7.72%        2.59%       2.59%        N/A          N/A
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class Y(5)      132.46%      132.46%     8.20%        8.20%        2.28%       2.28%        8.80%        8.80%
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------

--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
1. Inception of Class A:   10/2/47.
2. Inception of Class B:   5/3/93.
3. Inception of Class C:   8/29/95.
4. Inception of Class N:   3/1/01.
5. Inception of Class Y:   6/1/94.

------------------------------------------------------------------------------------------------------------
                  Average Annual Total Returns for Class A Shares(1) (After Sales Charge)
                                      For the Periods Ended 12/31/05
------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- --------------------- ---------------------
                                                  1-Year                5-Year
                                                                                             10-Year
------------------------------------------ --------------------- --------------------- ---------------------
------------------------------------------ --------------------- --------------------- ---------------------
After Taxes on Distributions                      -0.07%                0.13%                 6.17%
------------------------------------------ --------------------- --------------------- ---------------------
------------------------------------------ --------------------- --------------------- ---------------------
After Taxes on Distributions and                  3.00%                 0.61%                 6.15%
Redemption of Fund Shares
------------------------------------------ --------------------- --------------------- ---------------------
     1.  Inception date of Class A: 10/2/47.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in its
Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone  numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other  investments,  including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking of the  performance  of its classes of shares by
Lipper, Inc. ("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service. Lipper monitors the performance of regulated investment  companies,  including the Fund, and ranks their performance for various periods in categories based on investment styles.  The Lipper  performance  rankings are based on total returns that include the reinvestment of capital gain  distributions  and income  dividends  but do not take  sales  charges or taxes into  consideration.  Lipper  also  publishes  "peer-group"  indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar  Ratings.  From time to time the Fund may publish the star rating of the  performance  of its classes of shares by
Morningstar,  Inc., an independent mutual fund monitoring  service.  Morningstar rates mutual funds in their specialized market sector.
The Fund is rated among large blend funds.

         Morningstar  proprietary star ratings reflect historical  risk-adjusted total investment return. For each fund with at least a three-year  history,  Morningstar  calculates a Morningstar Rating(TM)based on a Morningstar  Risk-Adjusted  Return measure that accounts for variation in a fund's monthly  performance  (including  the effects of sales charges,  loads,  and redemption  fees),  placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category  receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5% receive 2 stars,  and the bottom 10% receive 1 star.  (Each share class is counted as a fraction  of one fund within this scale and rated  separately,  which may cause  slight  variations  in the distribution  percentages.)  The Overall  Morningstar  Rating for a fund is derived from a weighted average of the performance  figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X|  Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements  and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New
York Times,  The Wall Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments,  and averages,  performance  rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors  may also wish to compare  the  returns  on the Fund's  share  classes  to the  return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the investor  services provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor  services by third parties may include  comparisons of their services to those provided by other  mutual  fund  families  selected  by the rating or ranking  services.  They may be based upon the  opinions  of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From  time to time the Fund may  include  in its  advertisements  and  sales  literature  the total  return  performance  of a hypothetical  investment  account that includes shares of the Fund and other Oppenheimer  funds. The combined account may be part of an illustration of an asset  allocation model or similar  presentation.  The account  performance may combine total return  performance of the Fund and the total return  performance of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the
Fund's  advertisements  and sales  literature  may  include,  for  illustrative  or  comparative  purposes,  statistical  data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least
$500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1,
2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If
Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                                     Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                                    Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                           Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Balanced Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Dividend Growth Fund                              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                       Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                           Oppenheimer U.S. Government Trust
Oppenheimer International Diversified Fund                    Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer International Value Fund                          Oppenheimer Portfolio Series:
Oppenheimer Limited Term California Municipal Fund                Active Allocation Fund
                                                                  Aggressive Investor Fund
                                                                  Conservative Investor Fund
Oppenheimer Limited-Term Government Fund                          Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class
A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class
A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash Reserves on which you have not paid a sales charge and any
Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of
Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end sales charge) do not count toward satisfying the amount of the Letter, however purchases made through a wrap fee or similar program can be counted towards the Letter amount regardless of whether or not they are made at net asset value.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by
OppenheimerFunds prototype 401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an
OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3.   If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.
If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter)
include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A, Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6.   Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder
Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.
Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the
Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this SAI.  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc.
("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the
Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and
Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class
C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than
18 months.

         |X|  Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class
N shares contained in the prospectus, Class N shares also are offered to the following:
o        to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o        to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this SAI) which have entered into a special agreement with the
                  Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is
                  $500,000 or more,
o        to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
                  OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year
                  (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
                  Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o        A fund account whose shares were acquired after September 30th of the prior year;
o        A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares.
                  However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o        Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o        A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o        Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o        Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o        Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
                  Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at
www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m.,
Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

         |X|  Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o        Equity securities traded on a U.S. securities exchange or on NASDAQ(R)are valued as follows:
(1)      if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)      if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o        Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Directors, or
(2)      at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o        Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid"
and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
                      60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and
"asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and
Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the
Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges.
Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy
Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs,
403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the
Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day
(normally 5:00 p.m.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer
Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this SAI ).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

         |X|  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the
"Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer
Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.
Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time by writing to the Transfer Agent. The Fund may also give directions to the
Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial California Tax Exempt Trust                       Centennial New York Tax Exempt Trust
     Centennial Government Trust                                  Centennial Tax Exempt Trust
     Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Limited Term New York Municipal Fund                         Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free Municipals                              Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                        Oppenheimer Rochester National Municipals
     Oppenheimer International Value Fund                         Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term California Municipal Fund           Rochester Fund Municipals
     Oppenheimer Limited Term Municipal Fund
     Oppenheimer Money Market Fund, Inc.

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                        Oppenheimer Gold & Special Minerals Fund
     Oppenheimer AMT-Free Municipals                             Oppenheimer Limited Term California Municipal Fund
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer Limited Term Municipal Fund
     Oppenheimer Balanced Fund                                   Oppenheimer New Jersey Municipal Fund
     Oppenheimer California Municipal Fund                       Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Champion Income Fund                            Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Convertible Securities Fund                     Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Dividend Growth Fund                            Oppenheimer Rochester National Municipals

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o        Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the
         Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).
o        Class A, Class B, Class C and Class N shares of each of Oppenheimer Developing Markets Fund and Oppenheimer International
         Small Company Fund may be acquired by exchange only with a minimum initial investment of $50,000.  An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.
o        Shares of Oppenheimer Real Asset Fund may not be acquired by an exchange of shares from any other Oppenheimer fund.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate
Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o        Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o        With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government
Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the
Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o        With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o        With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o        With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including
IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of
Class N shares of any Oppenheimer fund.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares"
in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI.
Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income
(in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year.
The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         |X|  Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         |X|  Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.
However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X|  Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the
U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the
Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.
Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche
LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates.
Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER EQUITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Equity Fund, Inc., including the statement of investments, as of
December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Equity Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.6%
Autoliv, Inc.                                        369,100   $     16,764,522
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Carnival Corp.                                       254,600         13,613,462
--------------------------------------------------------------------------------
Starbucks Corp. 1                                    578,900         17,372,789
                                                               -----------------
                                                                     30,986,251

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
Harman International
Industries, Inc.                                     138,700         13,571,795
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
eBay, Inc. 1                                         672,700         29,094,275
--------------------------------------------------------------------------------
MEDIA--5.5%
Comcast Corp., Cl. A 1                               618,700         16,061,452
--------------------------------------------------------------------------------
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                  978,700         25,142,803
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A                                           1,268,537         28,542,083
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                         1,919,637         40,696,304
--------------------------------------------------------------------------------
News Corp., Inc.,
Cl. A                                              1,343,400         20,889,870
--------------------------------------------------------------------------------
Univision
Communications, Inc.,
Cl. A 1                                              161,000          4,731,790
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                422,100         10,117,737
                                                               -----------------
                                                                    146,182,039

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Kohl's Corp. 1                                       324,900         15,790,140
--------------------------------------------------------------------------------
Target Corp.                                         400,000         21,988,000
                                                               -----------------
                                                                     37,778,140

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.9%
Best Buy Co., Inc.                                   290,700         12,639,636
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1                                  311,100         13,666,623
--------------------------------------------------------------------------------
Staples, Inc.                                      1,456,800         33,083,928
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                             117,800          2,981,518
--------------------------------------------------------------------------------
Williams-Sonoma, Inc. 1                              352,200         15,197,430
                                                               -----------------
                                                                     77,569,135

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
Nike, Inc., Cl. B                                    159,500   $     13,843,005
--------------------------------------------------------------------------------
Polo Ralph
Lauren Corp.                                         293,200         16,460,248
                                                               -----------------
                                                                     30,303,253

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
--------------------------------------------------------------------------------
BEVERAGES--1.1%
Diageo plc,
Sponsored ADR                                        113,100          6,593,730
--------------------------------------------------------------------------------
PepsiCo, Inc.                                        372,800         22,025,024
                                                               -----------------
                                                                     28,618,754

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Wal-Mart Stores, Inc.                                275,700         12,902,760
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Colgate-Palmolive Co.                                227,100         12,456,435
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                                281,595         16,298,719
                                                               -----------------
                                                                     28,755,154

--------------------------------------------------------------------------------
TOBACCO--2.4%
Altria Group, Inc.                                   863,600         64,528,192
--------------------------------------------------------------------------------
ENERGY--9.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Halliburton Co.                                      519,100         32,163,436
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc. 1                                        240,700         15,091,890
--------------------------------------------------------------------------------
Transocean, Inc. 1                                   244,700         17,053,143
                                                               -----------------
                                                                     64,308,469

--------------------------------------------------------------------------------
OIL & GAS--7.1%
Amerada Hess Corp.                                   106,300         13,480,966
--------------------------------------------------------------------------------
Apache Corp.                                         189,000         12,950,280
--------------------------------------------------------------------------------
BP plc, ADR                                          883,500         56,738,370
--------------------------------------------------------------------------------
EOG Resources, Inc.                                   73,200          5,370,684
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                  1,143,700         64,241,629
--------------------------------------------------------------------------------
TotalFinaElf SA,
Sponsored ADR                                        183,600         23,207,040
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     293,700         12,905,178
                                                               -----------------
                                                                    188,894,147

                       20 | OPPENHEIMER EQUITY FUND, INC.

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--19.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.6%
UBS AG                                               736,100   $     70,039,915
--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.1%
Bank of America Corp.                                567,592         26,194,371
--------------------------------------------------------------------------------
Wachovia Corp.                                       872,000         46,093,920
--------------------------------------------------------------------------------
Wells Fargo & Co.                                  1,020,500         64,118,015
                                                               -----------------
                                                                    136,406,306

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.3%
Ameritrade
Holding Corp.                                        199,100          4,778,400
--------------------------------------------------------------------------------
Capital One
Financial Corp.                                      403,200         34,836,480
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                         7,900          2,903,171
--------------------------------------------------------------------------------
Citigroup, Inc.                                      287,766         13,965,284
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                                    114,000         14,558,940
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                               1,156,100         45,885,609
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     156,900         18,779,361
--------------------------------------------------------------------------------
Lehman Brothers
Holdings, Inc.                                        41,900          5,370,323
                                                               -----------------
                                                                    141,077,568

--------------------------------------------------------------------------------
INSURANCE--5.3%
AFLAC, Inc.                                          279,800         12,988,316
--------------------------------------------------------------------------------
American International
Group, Inc.                                          653,500         44,588,305
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                140,400         14,089,140
--------------------------------------------------------------------------------
Genworth Financial, Inc.,
Cl.A                                                 952,200         32,927,076
--------------------------------------------------------------------------------
Marsh & McLennan
Cos., Inc.                                           450,300         14,301,528
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                        678,400         21,077,888
                                                               -----------------
                                                                    139,972,253

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.4%
Countrywide Financial Corp.                          573,100         19,594,289
--------------------------------------------------------------------------------
Freddie Mac                                          254,400         16,625,040
                                                               -----------------
                                                                     36,219,329

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE--10.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.9%
Amgen, Inc. 1                                        257,900   $     20,337,994
--------------------------------------------------------------------------------
Genentech, Inc. 1                                    341,600         31,598,000
--------------------------------------------------------------------------------
Genzyme Corp.
(General Division) 1                                 236,200         16,718,236
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                              216,800         11,410,184
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                    318,600         11,157,372
--------------------------------------------------------------------------------
Wyeth                                                283,300         13,051,631
                                                               -----------------
                                                                    104,273,417

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.4%
Alcon, Inc.                                          108,600         14,074,560
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                                     80,500          5,306,560
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                    207,500         10,123,925
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1                             173,300          6,890,408
--------------------------------------------------------------------------------
Medtronic, Inc.                                      257,200         14,807,004
--------------------------------------------------------------------------------
Varian Medical
Systems, Inc. 1                                      782,300         39,380,982
                                                               -----------------
                                                                     90,583,439

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.8%
Novartis AG, ADR                                     418,200         21,947,136
--------------------------------------------------------------------------------
Pfizer, Inc.                                         847,100         19,754,372
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                               726,900         31,910,910
                                                               -----------------
                                                                     73,612,418

--------------------------------------------------------------------------------
INDUSTRIALS--6.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.6%
General Dynamics Corp.                                90,000         10,264,500
--------------------------------------------------------------------------------
Honeywell International, Inc.                        360,700         13,436,075
--------------------------------------------------------------------------------
Raytheon Co.                                         140,000          5,621,000
--------------------------------------------------------------------------------
United Technologies Corp.                          1,197,600         66,957,816
                                                               -----------------
                                                                     96,279,391

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Cendant Corp.                                      2,218,400         38,267,400

                       21 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Rockwell Automation, Inc.                            115,600   $      6,838,896
--------------------------------------------------------------------------------
MACHINERY--0.5%
Oshkosh Truck Corp.                                  276,400         12,324,676
--------------------------------------------------------------------------------
MARINE--0.5%
UTI Worldwide, Inc.                                  145,000         13,461,800
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--26.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.7%
Cisco Systems, Inc. 1                              2,404,000         41,156,480
--------------------------------------------------------------------------------
Corning, Inc. 1                                    1,750,000         34,405,000
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                  195,000         11,152,050
--------------------------------------------------------------------------------
Motorola, Inc.                                       870,500         19,664,595
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       456,500         19,666,020
                                                               -----------------
                                                                    126,044,145

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.9%
Apple Computer, Inc. 1                               457,000         32,853,730
--------------------------------------------------------------------------------
EMC Corp. 1                                        3,239,900         44,127,438
--------------------------------------------------------------------------------
Hutchinson
Technology, Inc. 1                                   530,000         15,078,500
--------------------------------------------------------------------------------
International Business
Machines Corp.                                       330,100         27,134,220
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                            357,200          9,644,400
                                                               -----------------
                                                                    128,838,288

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.7%
Google, Inc., Cl. A 1                                 94,100         39,038,326
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                     511,900         11,220,848
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                       541,500         21,215,970
                                                               -----------------
                                                                     71,475,144

--------------------------------------------------------------------------------
IT SERVICES--0.9%
Cognizant Technology
Solutions Corp. 1                                    291,300         14,666,955
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                       232,700         10,208,549
                                                               -----------------
                                                                     24,875,504

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.4%
Applied Materials, Inc.                              767,800         13,774,332
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                              544,600         25,677,890

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT Continued
International Rectifier Corp. 1                      342,300   $     10,919,370
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      358,600         12,995,664
                                                               -----------------
                                                                     63,367,256

--------------------------------------------------------------------------------
SOFTWARE--10.5%
Adobe Systems, Inc.                                  463,054         17,114,476
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        355,900          9,787,250
--------------------------------------------------------------------------------
Autodesk, Inc.                                       387,600         16,647,420
--------------------------------------------------------------------------------
Microsoft Corp.                                    4,572,300        119,565,645
--------------------------------------------------------------------------------
Novell, Inc. 1                                     1,929,415         17,036,734
--------------------------------------------------------------------------------
SAP AG, Sponsored ADR                                370,800         16,711,956
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                   1,799,500         36,097,970
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1              2,656,854         47,026,316
                                                               -----------------
                                                                    279,987,767

--------------------------------------------------------------------------------
MATERIALS--2.7%
--------------------------------------------------------------------------------
CHEMICALS--2.1%
Monsanto Co.                                         290,300         22,506,959
--------------------------------------------------------------------------------
Praxair, Inc.                                        613,000         32,464,480
                                                               -----------------
                                                                     54,971,439

--------------------------------------------------------------------------------
METALS & MINING--0.6%
Phelps Dodge Corp.                                   120,800         17,379,496
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
IDT Corp., Cl. B 1                                 1,367,837         16,003,693
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1                               356,700         10,875,783
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                1,089,500         25,450,720
                                                               -----------------
                                                                     52,330,196

--------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
AES Corp. (The) 1                                  2,320,000         36,725,600
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                 1,099,900         15,959,549
--------------------------------------------------------------------------------
PG&E Corp.                                           256,000          9,502,720
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                             1,460,400         15,071,328
                                                               -----------------
                                                                     77,259,197

                       22 | OPPENHEIMER EQUITY FUND, INC.

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--0.5%
Sempra Energy                                        275,300   $     12,344,451
                                                               -----------------
Total Common Stocks
(Cost $2,221,905,722)                                             2,638,486,577

                           DATE      STRIKE     CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.2%
--------------------------------------------------------------------------------
Apple
Computer, Inc. Put 1      4/24/06    $  75            942               744,180
--------------------------------------------------------------------------------
Corning, Inc. Put 1       5/22/06       20         14,007             2,661,330
--------------------------------------------------------------------------------
Genentech, Inc. Put 1     3/20/06       95          2,400             1,536,000
--------------------------------------------------------------------------------
Varian Medical Systems,
Inc. Put 1                5/22/06
                                        50            169                49,010
                                                                ----------------
Total Options Purchased
(Cost $4,311,589)                                                     4,990,520

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.8%
--------------------------------------------------------------------------------
Undivided interest of 1.70% in joint
repurchase agreement (Principal Amount/
Value $1,203,488,000, with a maturity value of
$1,204,036,256) with UBS Warburg LLC,
4.10%, dated 12/30/05, to be repurchased
at $20,456,315 on 1/3/06, collateralized by
Federal Home Loan Mortgage Corp.,
5%--5.50%, 1/1/35--11/1/35, with a value
of $565,118,538 and Federal National
Mortgage Assn., 5.50%--6%,
11/1/34--1/1/36, with a
value of $676,946,908
(Cost $20,447,000)                               $20,447,000   $     20,447,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $2,246,664,311)                                  100.2%     2,663,924,097
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                            (0.2)        (5,391,347)
                                                 -------------------------------
NET ASSETS                                             100.0%  $  2,658,532,750
                                                 ===============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       23 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------------------
Investments, at value (cost $2,246,664,311)--see accompanying statement
of investments                                                               $2,663,924,097
-------------------------------------------------------------------------------------------
Cash                                                                              1,509,855
-------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                 33,942,545
Shares of capital stock sold                                                      2,545,790
Interest and dividends                                                            1,876,274
Other                                                                                72,269
                                                                             --------------
Total assets                                                                  2,703,870,830

-------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                            40,760,411
Shares of capital stock redeemed                                                  2,530,362
Distribution and service plan fees                                                1,417,224
Transfer and shareholder servicing agent fees                                       318,087
Shareholder communications                                                          201,371
Directors' compensation                                                              52,313
Other                                                                                58,312
                                                                             --------------
Total liabilities                                                                45,338,080

-------------------------------------------------------------------------------------------
NET ASSETS                                                                   $2,658,532,750
                                                                             ==============

-------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------
Par value of shares of capital stock                                         $   25,409,163
-------------------------------------------------------------------------------------------
Additional paid-in capital                                                    2,190,993,665
-------------------------------------------------------------------------------------------
Accumulated net investment income                                                 1,062,287
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                     23,807,849
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      417,259,786
                                                                             --------------
NET ASSETS                                                                   $2,658,532,750
                                                                             ==============

                       24 | OPPENHEIMER EQUITY FUND, INC.

----------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,297,160,668
and 218,561,604 shares of capital stock outstanding)                                                $10.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)     $11.15
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $206,957,066 and 20,515,389 shares
of capital stock outstanding)                                                                       $10.09
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $76,678,956 and 7,596,849 shares
of capital stock outstanding)                                                                       $10.09
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $18,813,696 and 1,813,111 shares
of capital stock outstanding)                                                                       $10.38
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$58,922,364 and 5,604,679 shares of capital stock outstanding)                                      $10.51

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       25 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $307,764)          $  32,252,463
--------------------------------------------------------------------------------
Interest                                                                826,562
--------------------------------------------------------------------------------
Other income                                                             72,937
                                                                  --------------
Total investment income                                              33,151,962

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      13,796,095
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               4,623,893
Class B                                                               2,247,375
Class C                                                                 750,560
Class N                                                                  81,217
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,750,468
Class B                                                                 474,502
Class C                                                                 168,133
Class N                                                                  38,972
Class Y                                                                 117,651
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 393,707
Class B                                                                 100,208
Class C                                                                  20,624
Class N                                                                   1,882
--------------------------------------------------------------------------------
Directors' compensation                                                  43,658
--------------------------------------------------------------------------------
Custodian fees and expenses                                              25,912
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   209,714
                                                                  -------------
Total expenses                                                       25,846,071
Less reduction to custodian expenses                                     (1,403)
                                                                  --------------
Net expenses                                                         25,844,668

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 7,307,294

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                    253,224,426
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                (59,842,214)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 200,689,506
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       26 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                         2005               2004
--------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment income                                                $     7,307,294    $    12,852,271
--------------------------------------------------------------------------------------------------------
Net realized gain                                                        253,224,426        275,451,300
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    (59,842,214)       (20,377,609)
                                                                     -----------------------------------
Net increase in net assets resulting from operations                     200,689,506        267,925,962

--------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                   (8,377,228)       (12,499,114)
Class B                                                                           --                 --
Class C                                                                           --                 --
Class N                                                                       (9,984)           (24,732)
Class Y                                                                     (291,835)          (391,988)
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (235,402,558)      (193,031,939)
Class B                                                                  (21,960,062)       (23,068,440)
Class C                                                                   (8,113,958)        (6,799,567)
Class N                                                                   (1,928,967)        (1,346,939)
Class Y                                                                   (5,988,136)        (4,861,644)

--------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                   94,842,730        (36,291,319)
Class B                                                                  (48,827,246)       (65,902,307)
Class C                                                                    2,158,473          1,729,988
Class N                                                                    4,151,479          2,094,158
Class Y                                                                    3,850,529            500,196

--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
Total decrease                                                           (25,207,257)       (71,967,685)
--------------------------------------------------------------------------------------------------------
Beginning of period                                                    2,683,740,007      2,755,707,692
                                                                     -----------------------------------
End of period (including accumulated net investment income of
$1,062,287 and $2,024,745, respectively)                             $ 2,658,532,750    $ 2,683,740,007
                                                                     ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       27 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED DECEMBER 31,                2005             2004             2003               2002             2001
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    10.84       $    10.77       $     8.53         $    10.40       $    11.78
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                             .04 1            .07 1            .02                .03              .08
Net realized and unrealized gain (loss)           .86             1.07             2.22              (1.88)           (1.31)
                                           -----------------------------------------------------------------------------------
Total from investment operations                  .90             1.14             2.24              (1.85)           (1.23)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment                    (.04)            (.07)              --               (.02)            (.11)
income
Distributions from net realized gain            (1.19)           (1.00)              --                 --             (.04)
                                           -----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.23)           (1.07)              --               (.02)            (.15)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period             $    10.51       $    10.84       $    10.77         $     8.53       $    10.40
                                           ===================================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               8.16%           10.73% 3         26.26%            (17.80)%         (10.43)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $2,297,161       $2,270,477       $2,283,036         $1,933,397       $2,665,614
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $2,238,135       $2,248,969       $2,035,816         $2,255,746       $2,847,999
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                            0.38%            0.61%            0.19%              0.29%            0.66%
Total expenses                                   0.89% 5          0.89% 5          0.90% 5,6          0.96% 5          0.90% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            75%              91%             108%                95%             116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the
Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       28 | OPPENHEIMER EQUITY FUND, INC.

CLASS B  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.39       $   10.30       $   11.65
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.04) 1         (.08)           (.05)           (.01)
Net realized and unrealized gain (loss)                     .82            1.04            2.20           (1.86)          (1.29)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.12           (1.91)          (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.01)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.39       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.27%         (18.54)%        (11.15)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 206,957       $ 263,376       $ 327,809       $ 334,345       $ 570,715
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 224,966       $ 283,662       $ 315,065       $ 430,844       $ 658,336
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.35)%         (0.73)%         (0.55)%         (0.13)%
Total expenses                                             1.79% 5         1.81% 5,6       1.83% 5,6       1.80% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.11% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 9.59%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       29 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.40       $   10.30       $   11.67
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.03) 1         (.07)           (.06)           (.01)
Net realized and unrealized gain (loss)                     .82            1.03            2.18           (1.84)          (1.30)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.11           (1.90)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.02)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.40       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.12%         (18.45)%        (11.24)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  76,679       $  77,438       $  75,620       $  62,561       $  90,440
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  75,144       $  74,618       $  66,739       $  74,785       $  98,104
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.31)%         (0.74)%         (0.56)%         (0.13)%
Total expenses                                             1.79% 5         1.80% 5         1.84% 5,6       1.81% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the
Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       30 | OPPENHEIMER EQUITY FUND, INC.

CLASS N     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002         2001 1
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.73      $    10.68     $     8.48       $    10.36     $    11.38
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                -- 2,3         .02 2           -- 3            .07            .02
Net realized and unrealized gain (loss)                    .85            1.05           2.20            (1.95)          (.88)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .85            1.07           2.20            (1.88)          (.86)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.01)           (.02)            --               --           (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.20)          (1.02)            --               --           (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.38      $    10.73     $    10.68       $     8.48     $    10.36
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                        7.72%          10.19% 5       25.94%          (18.15)%        (7.54)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   18,814      $   15,347     $   13,145       $    4,278     $    1,368
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   16,262      $   14,488     $    9,062       $    3,519     $      593
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 6
Net investment income (loss)                             (0.02)%          0.16%         (0.20)%          (0.10)%         0.20%
Total expenses                                            1.29% 7         1.35% 7        1.33% 7,8        1.30% 7        1.23% 7
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 10.09%.

6. Annualized for periods of less than one full year.

7. Reduction to custodian expenses less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       31 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002           2001
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.85      $    10.78     $     8.52       $    10.40     $    11.78
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .06 1           .08 1          .03              .03            .09
Net realized and unrealized gain (loss)                    .85            1.07           2.23            (1.88)         (1.31)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .91            1.15           2.26            (1.85)         (1.22)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.06)           (.08)            --             (.03)          (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.25)          (1.08)            --             (.03)          (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.51      $    10.85     $    10.78       $     8.52     $    10.40
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        8.20%          10.87% 3       26.53%          (17.79)%       (10.29)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   58,922      $   57,103     $   56,098       $   43,016     $   49,223
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   54,643      $   54,905     $   48,017       $   45,669     $   50,147
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     0.51%           0.74%          0.27%            0.36%          0.80%
Total expenses                                            0.75%           0.76%          0.84%            0.97%          0.80%
Expenses after payments and waivers and
reduction to custodian expenses                           0.75%           0.76%          0.84%            0.88%          0.76%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the
Manager. Excluding this payment, total return would have been 10.77%.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       32 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Equity Fund, Inc. (the Fund), is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by

                       33 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New
York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.

                       34 | OPPENHEIMER EQUITY FUND, INC.

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN    CARRYFORWARD 1,2         TAX PURPOSES
     -----------------------------------------------------------------------
         $7,718,835     $23,261,452                 $--         $411,168,424

1. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                                                   REDUCTION
                                          INCREASE        TO ACCUMULATED NET
     INCREASE                   TO ACCUMULATED NET             REALIZED GAIN
     TO PAID-IN CAPITAL          INVESTMENT INCOME          ON INVESTMENTS 3
     -----------------------------------------------------------------------
     $2,638,236                           $409,295                $3,047,531

3. $2,638,236, including $2,054,072 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                           YEAR ENDED             YEAR ENDED
                                    DECEMBER 31, 2005      DECEMBER 31, 2004
     -----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                $      55,468,823      $      47,446,573
     Long-term capital gain               226,603,905            194,577,790
                                    ------------------    ------------------
     Total                          $     282,072,728      $     242,024,363
                                    ==================    ==================

                       35 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities       $2,252,755,673
                                               ==============
          Gross unrealized appreciation        $  475,093,111
          Gross unrealized depreciation           (63,924,687)
                                               --------------
          Net unrealized appreciation          $  411,168,424
                                               ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Fund. The Reduction to
Custodian Expenses line item, if applicable, represents earn-

                       36 | OPPENHEIMER EQUITY FUND, INC.

ings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 860 million shares of $0.10 par value capital stock.
Transactions in shares of capital stock were as follows:

                           YEAR ENDED DECEMBER 31, 2005    YEAR ENDED DECEMBER 31, 2004
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------

CLASS A
Sold                        19,117,161    $ 210,257,636     16,901,749    $ 185,192,613
Dividends and/or
distributions reinvested    21,344,622      227,960,561     18,039,458      192,300,622
Redeemed                   (31,315,542)    (343,375,467)   (37,463,254)    (413,784,554)
                           -------------------------------------------------------------
Net increase (decrease)      9,146,241    $  94,842,730     (2,522,047)   $ (36,291,319)
                           =============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         2,073,392    $  21,912,342      2,437,456    $  25,911,712
Dividends and/or
distributions reinvested     2,061,271       21,148,674      2,123,242       21,954,332
Redeemed                    (8,682,017)     (91,888,262)   (10,696,846)    (113,768,351)
                           -------------------------------------------------------------
Net decrease                (4,547,354)   $ (48,827,246)    (6,136,148)   $ (65,902,307)
                           =============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         1,101,782    $  11,640,730      1,135,960    $  12,073,146
Dividends and/or
distributions reinvested       748,437        7,678,961        615,613        6,365,440
Redeemed                    (1,619,832)     (17,161,218)    (1,580,226)     (16,708,598)
                           -------------------------------------------------------------
Net increase                   230,387    $   2,158,473        171,347    $   1,729,988
                           =============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                           723,526    $   7,879,430        450,447    $   4,860,232
Dividends and/or
distributions reinvested       183,266        1,933,460        129,327        1,364,409
Redeemed                      (524,199)      (5,661,411)      (380,457)      (4,130,483)
                           -------------------------------------------------------------
Net increase                   382,593    $   4,151,479        199,317    $   2,094,158
                           =============================================================

                       37 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
-------------------------------------------------------------------------------

                  YEAR ENDED DECEMBER 31, 2005    YEAR ENDED DECEMBER 31, 2004
                        SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
CLASS Y
Sold                 1,103,271    $ 12,277,652         918,917    $ 10,070,591
Dividends and/or
distributions
reinvested             588,012       6,279,970         492,374       5,253,631
Redeemed            (1,351,687)    (14,707,093)     (1,352,243)    (14,824,026)
                    -----------------------------------------------------------
Net increase           339,596    $  3,850,529          59,048    $    500,196
                    ===========================================================

-------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                           PURCHASES            SALES
           -----------------------------------------------------------
           Investment securities      $1,935,231,962   $2,223,588,087

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60%
of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2005, the Fund paid
$3,566,012 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor

                       38 | OPPENHEIMER EQUITY FUND, INC.

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Directors and its independent directors must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2005 for Class C and Class
N shares were $2,045,745 and $283,054, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                              CLASS A          CLASS B          CLASS C          CLASS N
                             CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                           FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                       SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                         RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED               DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
--------------------------------------------------------------------------------------------------------

December 31, 2005      $     412,352    $       1,076    $     399,047    $      11,012    $       8,055

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the
Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds.
This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the

                       39 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. LITIGATION Continued

complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                                                  A-1
                                                              Appendix A

                                                          RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1"
indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking;
and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity.
Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: An  obligation  rated "AA" differ from the highest rated  obligations  only in small  degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of changes in  circumstances  and economic  conditions than obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial  commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An  obligation  rated "BB" are less  vulnerable to  nonpayment  than other  speculative  issues.  However,  they face major ongoing uncertainties  or  exposure to adverse  business,  financial,  or economic  conditions  which  could lead to the  obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations  rated "BB", but the obligor  currently has the capacity to meet its financial  commitment  on the  obligation.  Adverse  business,  financial,  or economic  conditions  will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated  debt or preferred stock  obligations  rated "C" are currently highly  vulnerable to nonpayment.  The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action taken,  but payments on this  obligation  are being continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments,  but that is currently paying.

D: An obligation rated "D" are in payment  default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes  that such  payments  will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA',
`AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+)
designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and
"local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

(1) In accordance  with Rule 12b-1 of the  Investment  Company Act, the term  "Independent  Directors" in this  Statement of Additional
Information  refers  to those  Directors  who are not  "interested  persons"  of the Fund and who do not have any  direct  or  indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and
403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                                  B-1
                                                              Appendix B

                                                       Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                                                 C-11
                                                              Appendix C

                                    OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(2)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans(3)
              4)  Group Retirement Plans(4)
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                              Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."(5) This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
              Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------
A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|      Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement
              Plans.

B.   Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

I.       Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|      Shares purchased in amounts of less than $5.

II.      Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|      Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
4)       Hardship withdrawals, as defined in the plan.(6)
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.(7)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder.
              The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement
              Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|      Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.(9)
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.(10)
              9)  On account of the participant's separation from service.(11)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement
              Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.               Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former
         Quest for Value Funds
----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Fund                          Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                       2.50%                        2.56%                             2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least 10 but not more than    2.00%                        2.04%                             1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.       Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
       Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

         Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)       as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.
VI.      Special Reduced Sales Charge for Former Shareholders of Advance     America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Equity Fund, Inc.

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Directors
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602
1234

PX420.001.0406